PROSPECTUS

PINNACLE IV
Flexible Premium Variable Annuity
issued by National Integrity Life Insurance Company

This prospectus describes a flexible premium variable annuity contract offered by National Integrity Life Insurance Company (National Integrity), an indirect wholly owned subsidiary of The Western and Southern Life Insurance Company, through National Integrity Separate Account II. The contract provides several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. You may allocate contributions to various available investment options within our Separate Account II, referred to as Variable Account Options, or to our Fixed Accounts, or both. Together, the Variable Account Options and Fixed Accounts are referred to as Investment Options.

Your contributions to the Variable Account Options are invested in shares of one or more of the following Portfolios:

DWS Scudder Investment Funds	Putnam Variable Trust
DWS Equity 500 Index VIP Fund	Putnam VT Discovery Growth Fund
DWS Small Cap Index VIP Fund	Putnam VT The George Putnam Fund of Boston
Putnam VT Growth and Income Fund
Fidelity ®VIP Funds	Putnam VT International Equity Fund
Fidelity VIP Asset ManagerSM Portfolio	Putnam VT Small Cap Value Fund
Fidelity VIP Balanced Portfolio	Putnam VT Voyager Fund
Fidelity VIP Contrafund® Portfolio
Fidelity VIP Dynamic Capital Appreciation Portfolio	Touchstone Variable Series Trust
Fidelity VIP Equity-Income Portfolio	Touchstone VST Balanced Fund
Fidelity VIP Growth Portfolio	Touchstone VST Baron Small Cap Fund
Fidelity VIP Growth & Income Portfolio	Touchstone VST Core Bond Fund
Fidelity VIP Growth Opportunities Portfolio	Touchstone VST Eagle Capital Appreciation Fund
Fidelity VIP High Income Portfolio	Touchstone VST Enhanced Dividend 30 Fund
Fidelity VIP Investment Grade Bond Portfolio	Touchstone VST Growth & Income Fund
Fidelity VIP Mid Cap Portfolio	Touchstone VST High Yield Fund
Fidelity VIP Overseas Portfolio	Touchstone VST Mid Cap Growth Fund
Touchstone VST Money Market Fund
Franklin Templeton VIP Trust	Touchstone VST Third Avenue Value Fund
FTVIPT Franklin Growth and Income Securities Fund	Touchstone VST Value Plus Fund
FTVIPT Franklin Income Securities Fund	Touchstone VST Aggressive ETF Fund
FTVIPT Franklin Large Cap Growth Securities Fund	Touchstone VST Conservative ETF Fund
FTVIPT Mutual Shares Securities Fund	Touchstone VST Enhanced ETF Fund
FTVIPT Templeton Foreign Securities Fund	Touchstone VST Moderate ETF Fund
FTVIPT Templeton Growth Securities Fund
Van Kampen Life Investment Trust (LIT) and
J.P. Morgan Series Trust II	Universal Institutional Funds (UIF)
JPMorgan Bond Portfolio	Van Kampen LIT Comstock Portfolio
JPMorgan International Equity Portfolio	Van Kampen LIT Emerging Growth Portfolio
Van Kampen UIF Emerging Markets Debt Portfolio
MFS Variable Insurance Trust	Van Kampen UIF Emerging Markets Equity Portfolio
MFS VIT Capital Opportunities Series	Van Kampen UIF U.S. Real Estate Portfolio
MFS VIT Emerging Growth Series
MFS VIT Investors Growth Stock Series
MFS VIT Mid Cap Growth Series
MFS VIT New Discovery Series
MFS VIT Total Return Series

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We also offer Guaranteed Rate Options (GROs) and a Systematic Transfer Option (STO), together referred to as Fixed Accounts. The contribution you make to a GRO earns a fixed interest rate that we declare at the beginning of the duration you select. A Market Value Adjustment will be made for withdrawals, surrenders, transfers and certain other transactions made before your GRO Account expires. However, your value under a GRO Account can’t be decreased by a Market Value Adjustment below an amount equal to your allocation into a GRO Account, less prior withdrawals, plus interest accrued at the Minimum Interest Rate, less administrative fees or charges. Withdrawal charges and annual administrative charges may apply, and may invade principal. Your allocation to the STO earns a fixed interest rate that is effective for the STO period selected. You must transfer all contributions you make to the six-month STO into other Investment Options within six months and transfer all contributions you make to the twelve-month STO within one year of contribution. Transfers from the six-month STO must be made monthly. Transfers from the twelve-month STO may be made on a monthly or quarterly basis.

This prospectus contains information about the contract that you should know before investing. You should read this prospectus and any supplements, and retain them for future reference.

For further information and assistance, contact our Administrative Office.

A registration statement relating to the contract, which includes a Statement of Additional Information (SAI) dated May 1, 2006, has been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A free copy of the SAI is available by writing to or calling our Administrative Office. A table of contents for the SAI is found in Part 9 of this prospectus.

These securities haven’t been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You can review and copy information about Pinnacle IV at the SEC’s Public Reference Room in Washington, D.C. For hours of operation of the Public Reference Room, please call 1-800-SEC-0330. You may also obtain information about Pinnacle IV on the SEC’s Internet site at http://www.sec.gov. Copies of that information are also available, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20459-0102.

The contract is not a deposit or other obligations of, or guaranteed by, any bank, nor is it insured by the FDIC. It is subject to investment risks, including possible loss of the principal amount invested.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus.

The date of this prospectus is May 1, 2006 as revised June 30, 2006.

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Timing of Payment	36
Death Claims	37
How You Make Requests and Give Instructions	37
Part 6 — Optional Contract Feature
Guaranteed Minimum Accumulation Benefit	38
Part 7 - Voting Rights
Voting Rights	39
How We Determine Your Voting Shares	39
How Portfolio Shares Are Voted	39
Separate Account Voting Rights	39
Part 7 - Tax Aspects of the Contract
Introduction	39
Your Contract is an Annuity	40
Taxation of Annuities Generally	40
Distribution-at-Death Rules	41
Spousal Continuation	41
Diversification Standards	42
Tax-Favored Retirement Programs	42
Inherited IRAs	42
Annuities in Qualified Plans	42
Federal and State Income Tax Withholding	42
Impact of Taxes on the Company	43
Transfers Among Investment Options	43
Part 8 - Additional Information
Systematic Withdrawal Program	43
Income Plus Withdrawal Program	43
Choices Plus Minimum Required Distribution Program	44
Dollar Cost Averaging	44
Systematic Transfer Program	45
Customized Asset Rebalancing	45
Systematic Contributions	45
Legal Proceedings	45
Table of Contents of Statement of Additional Information	46
Part 9 — Prior Contracts
Prior Contracts	45
Appendix A — Financial Information for Separate Account II (Unit Values)	49
Appendix B - Illustration of a Market Value Adjustment	64

Disclaimer

iShares is a registered mark of Barclays Global Investors, N.A. (BGI). All other trademarks, service marks or registered trademarks are the property of their respective owners. BGI’s only relationship to National Integrity is the licensing of certain trademarks and trade names of BGI. National Integrity’s variable annuity products are not sponsored, endorsed, sold or promoted by BGI. BGI makes no representations or warranties to the owners of National Integrity’s variable annuity products or any member of the public regarding the advisability of investing in them. BGI has no obligation or liability in connection with the operation, marketing or trading of National Integrity’s variable annuity products.

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Glossary

1933 Act - the Securities Act of 1933, which is the federal securities law that governs registration of securities with the Securities and Exchange Commission.

1940 Act - the Investment Company Act of 1940, which is the federal securities law that governs most aspects of the operations of separate accounts like the one established by National Integrity Life Insurance Company to support the sale and administration of this variable annuity.

Account Value — the value of your contract, which consists of the values of your Investment Options added together.

Additional Interest - interest on your contributions in excess of the Guaranteed Interest Rate that we may declare and credit based on contributions, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis.

Adjusted Account Value — your Account Value increased or decreased by any Market Value Adjustment made to your GRO Account.

Administrative Office - References in this prospectus to our administrative office refer to: National Integrity Life Insurance Company, 15 Matthews Street, #200, Goshen, New York 10924. You may also call us at 1-800-433-1778.

Annuitant — the person upon whose life an Annuity Benefit and Death Benefit are based. The Annuitant must be a natural person, and cannot be changed after the Contract Date.

Annuity Benefit - amount paid if the Annuitant lives to the Retirement Date.

Business Day — any day that the New York Stock Exchange is open.

Code - the Internal Revenue Code of 1986, as amended.

Contract Anniversary - occurs once annually on the same day as the Contract Date. The Contract Anniversary is the first day of each Contract Year.

Contract Date - the date we issue you the contract. It is shown on the schedule page of your contract.

Contract Year - each consecutive twelve-month period beginning on the Contract Date and ending on the day before the Contract Anniversary.

Death Benefit - benefit paid to a named beneficiary on the death of the Annuitant.

Enhanced Rate — a higher rate of interest we may declare for the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period.

Exchange Traded Fund - a mutual fund that is traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based on its market price.

Fixed Accounts — Guaranteed Rate Options and the Systematic Transfer Option.

Free Withdrawal - the amount you may withdraw in any Contract Year without paying contingent withdrawal charges.

Fund of Funds- A Portfolio that invests in other mutual funds.

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General Account - the account that contains all of our assets other than those held in Separate Accounts.

Guarantee Period — the duration of your GRO Account.

Guaranteed Interest Rate — a fixed annual effective interest rate that we declare for the duration of the Fixed Account option you select. Subsequent allocations to any Fixed Account may receive a different interest rate than prior allocations.

Guaranteed Minimum Accumulation Benefit (GMAB) — a benefit that provides a guaranteed minimum future value of amounts allocated to specific Investment Options for a specified accumulation period (currently ten years).

GMAB Option — the Investment Option used for contributions made to your GMAB.

Guaranteed Rate Option (GRO) — a Fixed Account which offers durations of two, three, five, seven and ten years and locks in a fixed annual effective interest rate.

GRO Value — the value of a GRO Account. The GRO Value at the expiration of a GRO Account, assuming you haven’t withdrawn or transferred any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate less any administrative charges.

Investment Options — Variable Account Options and Fixed Accounts, collectively.

Market Value Adjustment (“MVA”) — an upward or downward adjustment (never below the Minimum Value) made to the value of your GRO Account for withdrawals, surrenders, transfers and certain other transactions made before the GRO Account expires.

Minimum Interest Rate —  the lowest interest rate we can declare for a Fixed Account at any time while the contract is in effect. Your Minimum Interest Rate is stated in your contract.

Minimum Value — an amount equal to your net allocation to a GRO Account, less withdrawals (including any associated charges and adjustments), less transfers out of a GRO Account, accumulated at the Minimum Interest Rate, less any administrative charge.

Portfolio — an investment portfolio of a mutual fund in which the Separate Account  invests its assets.

Retirement Date — The Retirement Date is the date you choose for your Annuity Benefit to be paid. Subject to federal and state law, the latest Retirement Date you can choose is the last Annuitant’s 90th birthday or the tenth contract anniversary, whichever is later. We refer to this as the “Maximum Retirement Date”.

Separate Account — Separate Account consists of assets that are segregated by National Integrity and invested in Variable Account Options.

Surrender Value — your Adjusted Account Value reduced by any withdrawal charges and/or any pro rata annual administrative charges that may apply.

Systematic Transfer Option (STO) —  a Fixed Account that allows you to make contributions to a six-month or twelve-month STO which must be transferred from the STO into other Investment Options within the six or twelve month period you chose. The STO provides a guaranteed fixed interest rate that is effective for the STO period selected. More information about this program is located in Part 9 of this prospectus.

Unit — a measure of your ownership interest in a Variable Account Option.

Unit Value — the value of each Unit calculated on any Business Day.

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Variable Account Options — the various Investment Options available to you under the contract, other than the Fixed Accounts. Each Variable Account Option invests in one Portfolio.

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Part 1 - SUMMARY

Your Variable Annuity Contract

In this prospectus, “we,” “our,”  “us,” and “the Company” mean National Integrity Life Insurance Company). The terms “you” and “your” mean the owner.  The owner has all the rights under the contract. If there are joint owners, they share contract rights and they must both sign for any changes or transactions. The first death of one of the joint owners will determine the timing of distributions. Under this contract, the Annuitant is the person upon whose life the Annuity Benefit and Death Benefit are based.

You can invest for retirement by buying a Pinnacle IV Variable Annuity, if you complete an application form and make a minimum initial contribution. Because the premium is flexible, additional contributions can be any amount you choose, as long as they are above the minimum required contribution and below the maximum allowed contribution discussed below.

Your Benefits

Your contract has an Account Value, an Annuity Benefit and a Death Benefit. These benefits are described in more detail below.

Your benefits under the contract may be controlled by the usual tax rules for annuities, including the deferral of taxes on your investment growth until you actually make a withdrawal. You should read Part 8 “Tax Aspects of the Contract” for more information, and consult a tax advisor. The contract can also provide your benefits under certain tax-favored retirement programs, which may be subject to special eligibility and contribution rules. While the contract provides certain benefits when used with a tax-favored retirement program, it provides no additional benefit with regard to tax deferral, as these programs are already tax-deferred.

How Your Contract is Taxed

Under the current tax laws, any increases in the value of your contributions won’t be considered part of your taxable income until you make a withdrawal. Generally, distributions are comprised of taxable income distributed first, followed by tax-free return of basis. If you annuitize your contract, each distribution will be based on an exclusion ratio of taxable earnings to tax-free return of basis. Therefore, part of each Annuity Benefit payment will be the tax-free return of your investment in the contract. Most of the withdrawals you make before you are 59½ years old are subject to a 10% federal tax penalty on the taxable portion of the amounts withdrawn. In certain cases, you can make a withdrawal without paying the 10% federal tax penalty. For more information about withdrawals that are exempt from the federal tax penalty, see Part 9, “Tax Aspects of the Contract - Taxation of Annuities Generally.”

Your Contributions

The minimum initial contribution is $1,000 (some states may require a higher initial contribution). Additional contributions can be as little as $100. Some tax-favored retirement plans allow smaller contributions. See “Contributions Under Your Contract” in Part 5. If you select the GMAB, a different minimum will apply. See “Guaranteed Minimum Accumulation Benefit” in Part 6.

Your Investment Options

You may have your contributions placed in a combination of the variable and fixed Investment Options.   To select Investment Options most suitable for you, see Part 3, “Your Investment Options.” The Variable Account Options invest in shares of mutual funds, each of which is referred to as a Portfolio. Each Variable Account Option and its corresponding Portfolio share the same investment goal. For example, if your investment goal is to save money for retirement, you might choose a growth oriented Variable Account Option, which invests in a growth Portfolio. The value of your Variable Account Options will vary with the performance of the corresponding Portfolio. For a full description of each Portfolio, see that Portfolio’s prospectus and Statement of

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Additional Information.

Account Value, Adjusted Account Value, Surrender Value and Minimum Account Value

Your Account Value consists of the values of your Investment Options added together. Your Adjusted Account Value is your Account Value, as increased or decreased by any Market Value Adjustments. Your Adjusted Account Value in the GROs can never be decreased below the Minimum Value. You’ll find a discussion of Market Value Adjustment in the Guaranteed Rate Options paragraph of Part 3, “Your Investment Options.”  Your Surrender Value is equal to your Adjusted Account Value, minus  any contingent withdrawal charge and minus the pro rata portion of the annual administrative charges, separate account charges and optional benefit charges, if applicable.  See “Charges and Fees” below. If the Account Value goes below $1,000 and we have received no contributions from you for three Contract Years, we reserve the right to terminate the contract and pay you the Account Value. We will notify you in advance and you will be given at least 60 days in which to make additional contributions.

Transfers

You may transfer all or any part of your Account Value among the Investment Options, although some restrictions apply. You can find these in Part 5 under “Transfers.”  Any transfer must be at least $250. Transfers may also be made among certain Investment Options under the following special programs:  (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing,  or (iii)  the six or twelve month Systematic Transfer Option. All of these programs are discussed in Part 9. If you make more than twelve transfers among your Investment Options in one Contract Year, your account will be charged up to $20 for each transfer. All requests for transfers among your Investment Options in excess of 20 per Contract Year must be submitted by regular U.S. mail or overnight mail.

Charges and Fees

If your Account Value is less than $50,000 as of the last day of any Contract Year before your Retirement Date, an annual administrative expense charge of $30 is deducted from your Account Value.

A daily charge at an annual effective rate of 1.45% is deducted from the Account Value of each of your Variable Account Options to cover mortality and expense risks and certain administrative expenses. The charges will never be greater than this unless you select an optional contract feature. For more information, see Part 4, “Deductions and Charges” and Part 6, “Optional Contract Feature”.

Investment management fees and other expenses are deducted from amounts the Separate Account invests in the Portfolios. Management fees can’t be increased without the consent of shareholders. See “Table of Annual Fees and Expenses” below and “Your Investment Options” in Part 3.

Withdrawals

You may make withdrawals as often as you wish. Each withdrawal must be for at least $300. You may withdraw up to 15% of your Account Value each Contract Year without paying withdrawal charges. After the first 15% within a Contract Year, there may be a charge for withdrawals you make, based upon the length of time your contribution has been in your contract. See Part 4, “Contingent Withdrawal Charge” and Part 5, “Withdrawals.”

Your Initial Right to Revoke (Free Look Period)

You may cancel your contract within ten days after you receive it by returning it to our Administrative Office. We will extend the ten-day period as required by law in certain states. If you cancel your contract, we’ll return your contract value (contributions net of any investment performance and applicable daily charges), which may be more or less than your initial contribution depending upon the investment experience of the Investment Options you selected. You bear the investment risk during the ten-day period, as well as any fees and charges incurred during the period your contract is in force. If the law requires, upon cancellation we’ll return all of your contributions without any adjustments. We’ll return the amount of any contribution to the Guaranteed Rate

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Option upon cancellation. Please see Part 4, ‘Deductions and Charges” for more detailed information.

Risk/Return Summary: Investments and Risks

Variable Annuity Investment Goals

The investment goals of the Pinnacle IV Flexible Premium Variable Annuity are protecting your investment, building for retirement and providing future income. We strive to achieve these goals through extensive portfolio diversification and quality portfolio management.

Risks

An investment in any of the Variable Account Options carries with it certain risks, including the risk that the value of your investment will decline and you could lose money.  Most of the Portfolios invest in common stocks. You could lose money if one of the issuers of the stocks in which your Variable Account Option invests through its underlying Portfolio becomes financially impaired or if the stock market as a whole declines. There’s also the inherent risk that holders of common stock generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer.

For a complete discussion of the risks associated with an investment in any particular Variable Account Option, see the prospectus for that Portfolio.

Table of Annual Fees and Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time you buy the contract, surrender the contract, or transfer Account Value among Investment Options. State premium tax may also be deducted.(1)

(1)             If you elect an Annuity Benefit, we’ll deduct any state premium taxes required by your state law from the amount available for the Annuity Benefit.  State premium taxes currently range up to 4%.

Contract Owner Transaction Expenses

Sales Load on Purchases	$0
Deferred Sales Load (as a percentage of contributions)(2)	7% Maximum
Transfer Charge (assessed after 12 transfers in one Contract Year)(3)	$20

(2)             Surrender charges decrease based on the age of your contribution.  See “Deductions and Charges – Contingent Withdrawal Charge” in Part 4 for more detail.

(3)             After the first twelve transfers during a Contract Year, we will charge a transfer fee of $20 for each transfer.  This charge does not apply to transfers made for Dollar Cost Averaging, Customized Asset Rebalancing, or Systematic Transfers.  See “Deductions and Charges – Transfer Charge” in Part 4 for more detail.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including Total Annual Portfolio Operating Expenses.

Annual Administrative Charge

Annual Administrative Charge(4)	$30
Separate Account Annual Expenses (as a percentage of Separate Account value)
Mortality and Expense Risk Charge	1.30%
Administrative Expenses	.15%

(4)             This charge will be waived if the Account Value is at least $50,000 on the last day of any Contract Year.

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Base Contract Total Separate Account Annual Expenses	1.45%
Optional Guaranteed Minimum Accumulation Benefit(5)	0.60%
Highest Possible Total Separate Account Annual Expenses(6)	2.05%

The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time you own the contract. More detail concerning each of the Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Total Annual Portfolio Operating Expenses

The range of expenses (prior to reimbursements and fee waivers) that are deducted from the Portfolios’ assets, including management fees, distribution or 12b-1 fees and other expenses are:

Minimum: 0.72%	Maximum: 2.85%

Gross Portfolio Annual Expenses Prior to any Waivers and Reimbursements
(as a percentage of average net assets in each Portfolio)

Portfolio	Management Fees	12b-1 Fee	Other Expenses	Total Annual Expenses
DWS Equity 500 Index VIP Fund: Class B(1)(1a)	0.19%	0.25%	0.28%	0.72%
DWS Small Cap Index VIP Fund: Class B(1a)(2)	0.35%	0.25%	0.16%	0.76%
Fidelity VIP Asset Manager: Serv. Class 2(3)	0.52%	0.25%	0.13%	0.90%
Fidelity VIP Balanced: Serv. Class 2(3)	0.42%	0.25%	0.16%	0.83%
Fidelity VIP Contrafund: Serv. Class 2(3)	0.57%	0.25%	0.09%	0.91%
Fidelity VIP Dynamic Capital Appreciation: Serv. Class 2(3)	0.57%	0.25%	0.36%	1.18%
Fidelity VIP Equity-Income: Serv. Class 2(3)	0.47%	0.25%	0.09%	0.81%
Fidelity VIP Growth: Serv. Class 2(3)	0.57%	0.25%	0.10%	0.92%
Fidelity VIP Growth & Income: Serv. Class 2(3)	0.47%	0.25%	0.12%	0.84%
Fidelity VIP Growth Opportunities: Serv. Class 2(3)	0.57%	0.25%	0.14%	0.96%
Fidelity VIP High Income: Serv. Class 2	0.57%	0.25%	0.13%	0.95%
Fidelity VIP Investment Grade Bond: Serv. Class 2	0.36%	0.25%	0.12%	0.73%
Fidelity VIP Mid Cap: Serv. Class 2(3)	0.57%	0.25%	0.12%	0.94%
Fidelity VIP Overseas: Serv. Class 2(3)	0.72%	0.25%	0.17%	1.14%
Franklin Growth and Income Securities Fund: Class 2	0.48%	0.25%	0.03%	0.76%
Franklin Income Securities Fund: Class 2	0.46%	0.25%	0.02%	0.73%
Franklin Large Cap Growth Securities Fund: Class 2	0.73%	0.25%	0.03%	1.01%
Mutual Shares Securities Fund: Class 2	0.60%	0.25%	0.18%	1.03%
Templeton Foreign Securities: Class 2(4)	0.65%	0.25%	0.17%	1.07%
Templeton Growth Securities: Class 2	0.75%	0.25%	0.07%	1.07%
JP Morgan Bond Portfolio,(5)	0.30%	0.00%	0.45%	0.75%
JP Morgan International Equity Portfolio(5)	0.60%	0.00%	0.60%	1.20%
MFS VIT Capital Opportunities Series: Service Class(6)(7)	0.75%	0.25%	0.23%	1.23%
MFS VIT Emerging Growth Series: Service Class(7)	0.75%	0.25%	0.13%	1.13%
MFS VIT Investors Growth Stock Series: Service Class(7)	0.75%	0.25%	0.15%	1.15%
MFS VIT Mid Cap Growth Series: Service Class(7)	0.75%	0.25%	0.17%	1.17%
MFS VIT New Discovery Series: Service Class(7)	0.90%	0.25%	0.16%	1.31%

(5)             The Guaranteed Minimum Accumulation Benefit (GMAB) charge is assessed daily on the amount allocated to your GMAB Option.

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MFS VIT Total Return Series: Service Class(7)	0.75%	0.25%	0.09%	1.09%
Putnam VT Discovery Growth: Class IB(8)	0.70%	0.25%	0.47%	1.42%
Putnam VT The George Putnam Fund of Boston: Class IB	0.62%	0.25%	0.10%	0.97%
Putnam VT Growth and Income Fund: Class IB	0.49%	0.25%	0.05%	0.79%
Putnam VT International Equity Fund: Class IB	0.75%	0.25%	0.18%	1.18%
Putnam VT Small Cap Value Fund: Class IB	0.76%	0.25%	0.08%	1.09%
Putnam VT Voyager Fund: Class IB	0.57%	0.25%	0.06%	0.88%
Touchstone Balanced Fund(9)	0.80%	0.00%	0.51%	1.31%
Touchstone Baron Small Cap Fund(9)	1.05%	0.00%	0.54%	1.59%
Touchstone Core Bond Fund(9)	0.55%	0.00%	0.44%	0.99%
Touchstone Eagle Capital Appreciation Fund(9)	0.75%	0.00%	0.47%	1.22%
Touchstone Enhanced Dividend 30 Fund(9)	0.65%	0.00%	0.52%	1.17%
Touchstone Growth & Income Fund(9)	0.80%	0.00%	0.49%	1.29%
Touchstone High Yield Fund(9)	0.50%	0.00%	0.47%	0.97%
Touchstone Mid Cap Growth Fund(9)(10)	0.80%	0.00%	0.53%	1.33%
Touchstone Money Market Fund, Service Class(9)	0.18%	0.25%	0.39%	0.82%
Touchstone Third Avenue Value Fund(9)	0.80%	0.00%	0.36%	1.16%
Touchstone Value Plus Fund(9)	0.75%	0.00%	0.65%	1.40%
Touchstone Aggressive ETF Fund, Class 1(9)(11)	0.40%	0.00%	1.06%	1.46%
Touchstone Aggressive ETF Fund, Service Class(9)(11)	0.40%	0.25%	1.06%	1.71%
Touchstone Conservative ETF Fund, Class 1(9)(11)	0.40%	0.00%	2.20%	2.60%
Touchstone Conservative ETF Fund, Service Class(9)(11)	0.40%	0.25%	2.20%	2.85%
Touchstone Enhanced ETF Fund, Class 1(9)(11)	0.39%	0.00%	0.97%	1.36%
Touchstone Enhanced ETF Fund, Service Class(9)(11)	0.40%	0.25%	0.96%	1.61%
Touchstone Moderate ETF Fund, Class 1(9)(11)	0.40%	0.00%	1.01%	1.41%
Touchstone Moderate ETF Fund, Service Class(9)(11)	0.40%	0.25%	1.01%	1.66%
Van Kampen LIT Comstock: Class II	0.56%	0.25%	0.03%	0.84%
Van Kampen LIT Emerging Growth: Class II	0.70%	0.25%	0.07%	1.02%
Van Kampen UIF Emerging Markets Equity: Class 2(12)	1.25%	0.35%	0.41%	2.01%
Van Kampen UIF Emerging Markets Debt: Class 1	0.75%	0.00%	0.34%	1.09%
Van Kampen UIF U.S. Real Estate: Class 1	0.75%	0.00%	0.28%	1.03%

(1)             The advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund, to the extent necessary, to limit all expenses to 0.53% for Class B until April 30, 2009.

(1a)       Fees have been restated on an annualized basis to reflect approved fee changes to take effect on or about June 1, 2006.

(2)             From June 1, 2006 through September 30, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund, to the extent necessary, to maintain the fund’s operating expenses at a ratio no higher than 0.733% for Class B , excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organization and offering expenses.

(3)             A portion of the brokerage commissions that each Fidelity VIP Fund pays may be reimbursed and used to reduce that fund’s expenses, and through arrangements with the Portfolios’ custodian or transfer agent, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. In addition, as to the Dynamic Capital Appreciation Portfolio, the manager has voluntarily agreed to reimburse the Portfolio to the extent that total operating expenses exceed 1.10%. These arrangements may be discontinued at any time. As a result of these reimbursements and arrangements, the net expenses reported for these Portfolios are as follows:

Fidelity Portfolio	Net Total Expenses after Arrangements Described Above

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Fidelity VIP Asset Manager: Serv. Class 2	0.89%
Fidelity VIP Balanced: Serv. Class 2	0.80%
Fidelity VIP Contrafund: Serv. Class 2	0.89%
Fidelity VIP Dynamic Capital Appreciation: Serv. Class 2	1.02%
Fidelity VIP Equity-Income: Serv. Class 2	0.80%
Fidelity VIP Growth: Serv. Class 2	0.88%
Fidelity VIP Growth & Income: Serv. Class 2	0.79%
Fidelity VIP Growth Opportunities: Serv. Class 2	0.92%
Fidelity VIP Mid Cap: Serv. Class 2	0.89%
Fidelity VIP Overseas: Serv. Class 2	1.07%

(4)             The manager has agreed to reduce its fees to reflect reduced services resulting from the Portfolio’s investment in a proprietary money fund. The reduction is required by the Portfolio’s Board of Trustees and an SEC order. After the reduction of 0.05%, the net total expenses reported for the Portfolio are 1.02%.

(5)             Reflects a written agreement pursuant to which the Portfolios’ Administrator agrees to reimburse the Portfolios to the extent that total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceed 0.75% (Bond Portfolio) or 1.20% (International Equity Portfolio) of their daily net assets through April 30, 2007. In addition, the Portfolios’ service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

(6)             MFS has contractually agreed to bear the series’ expenses such that “Other Expenses” do not exceed 0.15% annually. This expense limitation arrangement excludes management fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the series’ investing activities. This contractual fee arrangement will continue until at least April 30, 2007, unless earlier terminated or revised with the consent of the Board of Trustees, which oversees the series.

(7)             Each series has an expense offset arrangement that reduces the series’ custodial fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may have entered into brokerage arrangements, that reduced or recaptured series’ expenses. Any such expense reductions are not reflected in the table. Had these expense reductions been taken into account, “Total Annual Expenses” would be lower.

(8)             The advisor has contractually agreed until at least December 31, 2006 to waive its fees and/or reimburse expenses in order to limit net expenses to 1.13% for the Discovery Growth Portfolio.

(9)             The advisor has contractually agreed until at least December 31, 2006 to waive a portion of its advisory fee and/or reimburse certain fund expenses in order to limit net expenses as follows:

Touchstone Variable Series Trust Funds	Net Total Expenses after Arrangements Described Above
Balanced Portfolio	0.90%
Baron Small Cap Portfolio	1.54%
Core Bond Portfolio	0.75%
Eagle Capital Appreciation Portfolio	1.05%
Mid Cap Growth Portfolio	1.15%
Enhanced Dividend 30 Portfolio	0.75%
Growth & Income Portfolio	0.85%
High Yield Portfolio	0.80%
Money Market Portfolio	0.54%
Third Avenue Value Portfolio	1.05%
Value Plus Portfolio	1.15%
Aggressive ETF Portfolio	0.70%
Conservative ETF Portfolio	0.69%
Enhanced ETF Portfolio	0.77%
Moderate ETF Portfolio	0.69%

(10)       Prior to May 1, 2006, this Portfolio was called the Touchstone Emerging Growth Fund.

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(11)       By investing in the Touchstone ETF Funds, you will indirectly bear fees and expenses charged by underlying Exchange Traded Funds in which the Portfolio invests, in addition to the Portfolio’s direct fees and expenses. Those additional expenses will be approximately 0.19%, for a total of 0.69% for the Conservative and Moderate Funds, 0.20% for a total of 0.70% for the Aggressive Fund and 0.27%. for a total of 0.77% for the Enhanced Fund and are shown as part of the net expenses of each Portfolio in the chart below. Because the Service Class shares will begin operations in July, 2006, their expenses are estimated.

(12)       The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the advisor. The advisor has voluntarily agreed to waive a portion or all of its management fee and/or reimburse expenses to the extent necessary so that total annual operating expenses, excluding certain investment related expenses such as foreign country tax expense and interest expense on borrowing, do not exceed the “Operating Expense Limitation” to 1.70% for the Emerging Markets Equity Class 2. The advisor may terminate these voluntary waivers at any time at its sole discretion. Additionally the distributor has agreed to waive a portion of the 12b-1 fee for Class II shares. The distributor may terminate these voluntary waivers at any time at its sole discretion.

NOTE: We have entered into agreements with the investment advisors or distributors of each of the Portfolios. Under the terms of these agreements, we provide administrative, marketing and distribution-related services and the Portfolios or their investment advisors pay fees to us that are usually based on an annual percentage of the average daily net assets of the Portfolios. These agreements may be different for each Portfolio or each group of Portfolios managed by the same investment advisor, and may include fees paid by investment advisors or under a distribution and/or servicing plan adopted by a Portfolio pursuant to Rule 12b-1 under the 1940 Act.

Example

The examples that follow are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include maximum contract owner transaction expenses, contract fees, Separate Account annual expenses, and Portfolio fees and expenses.

Each example assumes that you invest $10,000 in the contract for the time period indicated. Each example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$1,238.37	$2,109.25	$2,972.34	$5,296.08

If you annuitize at the end of the applicable period:

1 year	3 years	5 years	10 years
$538.37	$1,609.25	$2,672.34	$5,296.08

If you do not surrender the contract:

1 year	3 years	5 years	10 years
$538.37	$1,609.25	$2,672.34	$5,296.08

Part 2 — NATIONAL INTEGRITY AND THE SEPARATE ACCOUNT

National Integrity Life Insurance Company

National Integrity is a stock life insurance company organized under the laws of New York. Our principal executive office is located in Cincinnati, Ohio. We are authorized to sell life insurance and annuities in 8 states and the District of Columbia. We sell flexible premium variable annuities, which may offer features and investment options other than those offered in this contract, fixed single premium annuities and fixed flexible

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premium annuities offering fixed guaranteed interest rates. National Integrity is an indirect wholly owned subsidiary of The Western and Southern Life Insurance Company, a mutual life insurance company originally organized under the laws of the State of Ohio on February 23, 1888.

The Separate Account and the Variable Account Options

The Separate Account was established in 1992, and is maintained under the insurance laws of the State of New York. It is a unit investment trust, which is a type of investment company registered with the Securities and Exchange Commission (the SEC). SEC registration doesn’t mean that the SEC is involved in any way in supervising the management or investment policies of the Separate Account. Each Variable Account Option invests in shares of a corresponding Portfolio. We may establish additional Variable Account Options from time to time. The Variable Account Options currently available to you are listed in Part 3, “Your Investment Options.”

Assets of Our Separate Account

Under New York law, we own the assets of our Separate Account and use them to support the variable portion of your contract and other variable annuity contracts. Owners under other variable annuity contracts participate in the Separate Account in proportion to the amounts in their contracts.

Income, gains and losses, whether realized or unrealized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses. We may allow charges owed to us to stay in the Separate Account, and, in that way, we can participate proportionately in the Separate Account. Amounts in the Separate Account in excess of reserves and other liabilities belong to us, and we may transfer them to our General Account.

DISTRIBUTION OF CONTRACTS

Touchstone Securities, Inc. (Touchstone) serves as the principal underwriter for the securities issued by the Separate Account. Touchstone Securities, Inc. is an indirect subsidiary of The Western and Southern Life Insurance Company. We are also an indirect subsidiary of The Western and Southern Life Insurance Company. Touchstone’s principal business address is 303 Broadway, Cincinnati, Ohio, 45202. The contracts will be sold by individuals who represent us as insurance agents and who are registered representatives of third-party broker-dealers that have entered into distribution agreements with us. A third-party broker-dealer or financial institution may receive additional compensation from us for, among other things, training, marketing or other services provided. In addition to commissions, we may, from time to time, pay additional promotional incentives, in the form of cash or other compensation. Promotional incentives may change at any time. We may also pay a third-party broker-dealer additional fees to ensure that firm’s registered representatives have access, or preferred access, to our products. Depending on the arrangements in place at any particular time, a broker-dealer, and the registered representatives associated with it, may have a financial incentive to recommend a particular variable annuity contract. You will find more information about the compensation we pay in the Statement of Additional Information.

Changes in How We Operate

We can change how the Company or our Separate Account operates, subject to your approval when required by the 1940 Act or other applicable law or regulation. We’ll notify you if any changes result in a material change in the underlying investments of a Variable Account Option. We may:

•                  add Investment Options to, or remove Investment Options from, our Separate Account, combine two or more Variable Account Options within our Separate Account, or withdraw assets relating to your contract from one Variable Account Option and put them into another;

•                  register or end the registration of the Separate Account under the 1940 Act;

•                  operate our Separate Account under the direction of a committee or discharge a committee at any time (the committee may be composed of a majority of persons who are “interested persons” of National Integrity under the 1940 Act);

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•                  restrict or eliminate any voting rights of owners or others who have voting rights that affect our Separate Account;

•                  cause one or more Variable Account Options to invest in a mutual fund other than or in addition to the Portfolios; or

•                  operate our Separate Account or one or more of the Investment Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we’ll rely on our own or outside counsel for advice.

PART 3 — YOUR INVESTMENT OPTIONS

The Variable Account Options

Each Variable Account Option invests in the Portfolio (or “Fund”) with the corresponding name. The investment objective, advisor and subadvisor, if any, of each Portfolio are described below. Management fees and other expenses deducted from each Portfolio are described in that Portfolio’s prospectus. Each of the Portfolios’ investment advisors compensates us for providing administrative services in connection with the Portfolios. This compensation is paid from the investment advisors’ assets. We do not provide preferential treatment or access to distribution for investment advisors or the Portfolios they manage based on the differing levels of compensation paid to us. For a prospectus containing more complete information on any Portfolio, call our Administrative Office toll-free at 1-800-433-1778.

DWS Scudder Investments VIP Funds

The investment advisor for the DSW Scudder Investments VIP Funds is Deutsche Asset Management, Inc. (DeAM). DeAM is a broad-based global investment firm that provides asset management capabilities to a variety of institutional clients worldwide. DeAM’s presence in all of the major investment markets gives its clients a global network and product range. DeAM manages U.S., international, emerging markets, and fixed income investments and is a leader in index strategies.

Investment Objectives of the Portfolios. Following is a summary of the investment objectives of the DWS Investments VIP Funds. We can’t guarantee that these objectives will be met. You should read the DWS Investments VIP Funds’ prospectuses carefully before investing.

DWS Equity 500 Index VIP Fund

The Equity 500 Index Fund seeks to match, as closely as possible (before expenses are deducted), the performance of the S&P 500 Index, which emphasizes stocks of large U.S. companies. The Fund attempts to invest in stocks and other securities that are representative of the S&P 500 Index as a whole.

DWS Small Cap Index VIP Fund

The Small Cap Index Fund seeks to match, as closely as possible (before expenses are deducted), the performance of the Russell 2000 Index, which emphasizes stocks of small U.S. companies. The Fund attempts to invest in stocks and other securities that are representative of the Russell 2000 Index as a whole. The Index includes the reinvestment of all distributions and is not available for direct investment.

Fidelity® VIP Funds

The Portfolios’ Investment Advisor, Fidelity Management & Research Company (FMR) is a registered investment advisor under the Investment Advisers Act of 1940. FMR serves as the investment advisor to each Portfolio.

Investment Objectives of the Portfolios. Below is a summary of the investment objectives and strategies of the Fidelity’s VIP Fund Portfolios. There are no guarantees that a Portfolio will be able to achieve its objective. You should read Fidelity’s VIP Funds’ prospectus carefully before investing.

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Fidelity VIP Asset ManagerSM Portfolio

VIP Asset ManagerSM Portfolio seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments, maintaining a neutral mix over time of 50% of assets in stocks, 40% of assets in bonds, and 10% of assets in short-term and money market instruments. FMR invests in domestic and foreign issuers. FMR analyzes issuers using fundamental and/or quantitative factors and evaluates each security’s current price relative to estimated long-term value.

Fidelity VIP Balanced Portfolio

VIP Balanced Portfolio seeks income and capital growth consistent with reasonable risk by investing approximately 60% of assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities, when its outlook is neutral. FMR invests at least 25% of the Portfolio’s total assets in fixed-income senior securities, including debt securities and  preferred stock. FMR invests in domestic and foreign issuers. With respect to equity investments, FMR emphasizes above-average income-producing equity securities, leading to investment in stocks that have more “value” characteristics than “growth” characteristics.

Fidelity VIP Contrafund® Portfolio

VIP Contrafund® Portfolio seeks long-term capital appreciation. FMR normally invests the Portfolio’s assets primarily in common stocks of domestic and foreign issuers. FMR invests the Portfolio’s assets in securities of companies whose value FMR believes is not fully recognized by the public. At any given time, FMR may tend to buy “growth” stocks or “value” stocks, or a combination of both types. In buying and selling securities for the Portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of current financial condition, its industry position, and economic and market conditions.

Fidelity VIP Dynamic Capital Appreciation Portfolio

VIP Dynamic Capital Appreciation Portfolio seeks capital appreciation. FMR normally invests the Portfolio’s assets primarily in common stocks of domestic and foreign issuers. At any given time, FMR may tend to buy “growth” stocks or “value” stocks, or a combination of both types. FMR uses fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions.

Fidelity VIP Equity-Income Portfolio

VIP Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities and potentially investing in other types of equity securities and debt securities, including lower-quality debt securities. FMR invests in domestic and foreign issuers.   FMR uses fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and market and economic conditions  The Portfolio seeks a yield that exceeds the composite yield on the securities comprising the S&P 500 Index. FMR normally invests at least 80% of the Portfolio’s total assets in income-producing equity securities.

Fidelity VIP Growth Portfolio

VIP Growth Portfolio seeks capital appreciation by investing the Portfolio’s assets in common stocks of domestic and foreign companies FMR believes have above-average growth potential.   FMR uses fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and market and economic conditions.

Fidelity VIP Growth & Income Portfolio

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VIP Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation. FMR normally invests a majority of the Portfolio’s assets in common stocks of domestic and foreign issuers with a focus on those that pay current dividends and show potential for capital appreciation. FMR may also invest the Portfolio’s assets in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation. FMR uses fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and market and economic conditions.

Fidelity VIP Growth Opportunities Portfolio

VIP Growth Opportunities Portfolio seeks to provide capital growth. FMR invests the Portfolio’s assets primarily in common stocks of domestic and foreign issuers. At any given time, FMR may tend to buy “growth” stocks or “value” stocks, or a combination of both types. FMR uses fundamental analysis of each issuer and its potential for success in light of current financial condition, its industry position, and economic and market conditions.

Fidelity VIP High Income Portfolio

VIP High Income Portfolio seeks a high level of current income, while also considering growth of capital. FMR normally invests the Portfolio’s assets primarily in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities. FMR may also invest the Portfolio’s assets in non-income producing securities, including defaulted securities and common stocks. FMR invests in domestic and foreign issuers.  FMR uses fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and market and economic conditions.,

Fidelity VIP Investment Grade Bond Portfolio

VIP Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital by normally investing at least 80% of assets in investment-grade debt securities of all types and repurchase agreements for those securities. FMR allocates assets across different market sectors and maturities, and analyzes a security’s structural features and current pricing, trading opportunities, and the credit quality of the issuer.

Fidelity VIP Mid Cap Portfolio

VIP Mid Cap Portfolio seeks long-term growth of capital. FMR invests the Portfolio’s assets primarily in common stocks of domestic and foreign issuers. FMR normally invests at least 80% of the Portfolio’s total assets in securities of companies with medium market capitalizations. Medium market capitalization companies are those with market capitalization similar to companies in the S&P Mid Cap 400. FMR may tend to buy “growth” stocks or “value” stocks, or a combination of both types, and may potentially invest in companies with smaller or larger market capitalizations. FMR uses fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and market and economic conditions.

Fidelity VIP Overseas Portfolio

VIP Overseas Portfolio seeks long-term growth of capital primarily through investments in common stock. FMR normally invests at least 80% of the Portfolio’s assets in non-U.S. common stocks. FMR allocates investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole. FMR uses fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and market and economic conditions.

The Franklin Templeton Variable Insurance Products Trust (“Trust”) Funds

Each Fund (or “Portfolio”) is a series of the Trust, which is a mutual fund registered with the SEC. Affiliates of

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Franklin Resources, Inc., which operates as Franklin Templeton Investments, serve as the investment advisors for the Funds, as indicated below.

Investment Objectives of the Portfolios. Below is a summary of the investment objectives of the Franklin Templeton Variable Insurance Products Trust Funds. There are no guarantees that a Fund will be able to achieve its objective. You should read Franklin Templeton VIPT Funds’ prospectus carefully before investing.

FTVIPT Franklin Growth and Income Securities Portfolio

The FTVIPT Franklin Growth and Income Securities Portfolio seeks capital appreciation with current income as a secondary goal. The Portfolio normally invests predominantly in a broadly diversified portfolio of equity securities that the Portfolio’s manager considers to be financially strong but undervalued by the market. The investment advisor for this Portfolio is Franklin Advisers, Inc.

FTVIPT Franklin Income Securities Portfolio

The FTVIPT Franklin Income Securities Portfolio seeks to maximize income while maintaining prospects for capital appreciation. The Portfolio normally may invest in both debt and equity securities. The Portfolio seeks income by investing in corporate, foreign and U.S. Treasury bonds as well as stocks with dividend yields the advisor believes are attractive. The investment advisor for this Portfolio is Franklin Advisers, Inc.

FTVIPT Franklin Large Cap Growth Securities Portfolio

The FTVIPT Franklin Large Cap Growth Securities Portfolio seeks capital appreciation. The Portfolio normally invests at least 80% of its net assets in investments of large capitalization companies,  and normally invest predominantly in equity securities. For this Portfolio, large-capitalization companies are those with market capitalization values within those of the top 50% of companies in the Russell 1000 Index, at the time of purchase. The investment advisor for this Portfolio is Franklin Advisers, Inc.

FTVIPT Mutual Shares Securities Portfolio

The FTVIPT Mutual Shares Securities Portfolio seeks capital appreciation, with income as a secondary goal. The Portfolio normally invests mainly in equity securities that the advisor believes are undervalued. The Portfolio normally invests primarily  undervalued stocks and to a lesser extent in risk arbitrage securities and distressed companies. The investment advisor for this Portfolio is Franklin Mutual Advisers, LLC.

FTVIPT Templeton Foreign Securities Portfolio

The FTVIPT Templeton Foreign Securities Portfolio seeks long-term capital growth. The Portfolio normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets and normally invests predominantly in equity securities. The investment advisor for this Portfolio is Templeton Investment Counsel, LLC..

FTVIPT Templeton Growth Securities Portfolio

The FTVIPT Templeton Growth Securities Portfolio seeks long-term capital growth. The Portfolio normally invests mainly in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets. The investment advisor for this Portfolio is Templeton Global Advisors Limited.

J.P. Morgan Series Trust II Funds

Each Portfolio of the JPMorgan Series Trust II is a diversified mutual fund registered with the SEC. J.P. Morgan Investment Management, Inc. is the investment advisor to the J.P. Morgan Series Trust II Funds.

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Investment Objectives of the Portfolios. Below is a summary of the investment objectives of the Portfolios of the J.P. Morgan Series Trust II. There is no guarantee that these objectives will be met. You should read the prospectus for J.P. Morgan Series Trust II carefully before investing.

JPMorgan Bond Portfolio

JPMorgan Bond Portfolio seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Under normal circumstance the Portfolio invests at least 80% of its assets (net assets, plus the amount of borrowings for investment purposes) in debt investments, including U.S. government and agency securities, corporate bonds, private placements, asset backed and mortgage backed securities that the advisor believes have the potential to provide a high total return over time.

JPMorgan International Equity Portfolio

JPMorgan International Equity Portfolio seeks to provide a high total return from a portfolio of equity securities of foreign companies. Under normal circumstances the Portfolio invests at least 80% of its assets (net assets, plus the amount of borrowings for investment purposes) in equity investments. The Portfolio will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.

MFS Variable Insurance Trust Funds

Each Portfolio of the MFS Variable Insurance Trust is a mutual fund registered with the SEC. Massachusetts Financial Services Company is the investment advisor to the MFS Funds.

Investment Objectives of the Portfolios. Below is a summary of the investment objectives and strategies of the Portfolios of the MFS Funds. There is no guarantee that these objectives will be met. You should read the MFS Variable Insurance Trust Funds’ prospectus carefully before investing.

MFS VIT Capital Opportunities Series

MFS VIT Capital Opportunities Portfolio seeks capital appreciation by normally investing at least 65% of its net assets in common stocks and related securities. The Portfolio focuses on companies that MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

MFS VIT Emerging Growth Series

MFS VIT Emerging Growth Portfolio seeks long-term growth of capital by normally investing at least 65% of its net assets in common stocks and related securities of emerging growth companies. Emerging growth companies are companies that MFS believes are either (1) early in their life cycle but which have the potential to become major enterprises, or (2) major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. Emerging growth companies may be of any size, and MFS would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation.

MFS VIT Investors Growth Stock Series

MFS VIT Investors Growth Stock Portfolio seeks to provide long-term growth of capital and future income rather than current income by investing, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which MFS believes offer better than average prospects for long-term growth.

MFS VIT Mid Cap Growth Series

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MFS VIT Mid Cap Growth Portfolio seeks long-term growth of capital by normally investing at least 80% of its net total assets in common stocks and related securities of companies with medium market capitalization that MFS believes have above-average growth potential. Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap Growth Index range at the time of the Portfolio’s investment. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio’s 80% investment policy.

MFS VIT New Discovery Series

MFS VIT New Discovery Portfolio seeks capital appreciation by normally investing at least 65% of its net assets in common stocks and related securities of emerging growth companies. Emerging growth companies are companies that MFS believes offer superior prospects for growth and are either (1) early in their life cycle but which have the potential to become major enterprises, or (2) major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. While emerging growth companies may be of any size, the Portfolio will generally focus on smaller cap emerging growth companies that are early in their life cycle. Small cap companies are defined by MFS as those companies with market capitalizations within the range of market capitalizations in the Russell 2000 Growth Index at the time of investment.

MFS VIT Total Return Series

MFS VIT Total Return Portfolio seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income. The Portfolio invests in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio invests (1) at least 40%, but not more than 75%, of its net assets in common stocks and related securities such as preferred stock, bonds, warrants or rights convertible into stock, and depositary receipts for those securities; and (2) at least 25% of its net assets in non-convertible fixed income securities. The Portfolio may vary the percentage of its assets invested in any one type of security, within the limits described above, in accordance with MFS’s interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

Putnam Variable Trust Funds

Each Fund is a mutual fund registered with the SEC. Putnam Investment Management, LLC (“Putnam Management”) serves as the investment advisor of each Portfolio.

Investment Objectives of the Funds. Below is a summary of the investment objectives of Putnam’s VT Funds. You should read Putnam’s VT Funds’ prospectus carefully before investing.

Putnam VT Discovery Growth Fund

The Fund seeks long-term growth of capital. The Fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on growth stocks.

Putnam VT The George Putnam Fund of Boston

The Fund seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds that produce both capital growth and current income. The Fund pursues its goal by investing mainly in a combination of bonds and U.S. value stocks, with a greater focus on value stocks. Under normal market conditions, the fund invests at least 25% of the Fund’s total assets in fixed-income securities, including debt securities, preferred stocks and that portion of the value of convertible securities attributable to the fixed-income

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characteristics of those securities.

Putnam VT Growth and Income Fund

The Fund seeks capital growth and current income. The Fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on value stocks that offer potential for capital growth, current income, or both.

Putnam VT International Equity Fund

The Fund seeks capital appreciation. The Fund pursues its goal by investing mainly in common stocks of companies outside the United States that Putnam Management believes have favorable investment potential. Under normal circumstances, the Fund invests at least 80% of the Fund’s net assets in equity investments.

Putnam VT Small Cap Value Fund

The Fund seeks capital appreciation. The Fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on value stocks. Under normal circumstances, the Fund invests at least 80% of its net assets in small companies of a size similar to those in the Russell 2000 Value Index.

Putnam VT Voyager Fund

The Fund seeks capital appreciation. The Fund pursues its goal by investing mainly in common stocks of U.S. companies, with a focus on growth stocks.

Touchstone Variable Series Trust Funds

Each Portfolio of the Touchstone Variable Series Trust is an open-end, diversified management investment company. Touchstone Advisors, Inc. is the investment advisor of each Fund. Oppenheimer Capital LLC is the sub-advisor for the VST Balanced Fund. BAMCO, Inc., a subsidiary of Baron Capital Group, Inc. is the sub-advisor for the VST Baron Small Cap Fund. Ft. Washington Investment Advisors, Inc. is the sub-advisor for the VST Core Bond, VST High Yield, VST Money Market and VST Value Plus Funds. Westfield Capital Management Company, LLC and TCW Investment Management Company are the sub-advisors for the VST Mid Cap Growth Fund. Todd Investment Advisors, Inc. is the sub-advisor for the VST Enhanced Dividend 30 Fund, as well as the VST Aggressive ETF, VST Conservative ETF, VST Enhanced ETF and VST Moderate ETF Funds. Deutsche Investment Management Americas Inc. is the sub-advisor for the VST Growth & Income Fund. Eagle Asset Management, Inc. is the sub-advisor for the VST Eagle Capital Appreciation Fund. Third Avenue Management LLC is the sub-advisor for the VST Third Avenue Value Fund. Touchstone Advisors, Inc., Ft. Washington Investment Advisors, Inc. and Todd Investment Advisors, Inc. are affiliated with National Integrity Life Insurance Company.

Investment Objectives of the Portfolios. Below is a summary of the investment objectives of the Portfolios of Touchstone Variable Series Trust. There are no guarantees that a Portfolio will be able to achieve its objective. You should read Touchstone Variable Series Trust Funds’ prospectus carefully before investing.

Touchstone VST Balanced Fund

Touchstone VST Balanced Fund seeks to achieve both an increase in share price and current income by investing in both equity securities (generally about 60% of assets) and debt securities (generally about 40%, but at least 25%). The Fund may also invest up to one-third of its assets in securities of foreign companies, and up to 15% in securities of companies in emerging market countries. In choosing equity securities for the Fund, the portfolio manager will seek companies that are in a strong position within their industry, are owned in part by management and are selling at a price lower than the company’s intrinsic value. Debt securities are also chosen using a value style, and will be rated investment grade or at the two highest levels of non-investment

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grade. The portfolio manager will focus on higher yielding securities, but will also consider expected movements in interest rates and industry position.

Touchstone VST Baron Small Cap Fund

Touchstone VST Baron Small Cap Fund seeks long-term capital appreciation. It invests primarily (at least 80% of assets) in common stocks of smaller companies with market values under $2.5 billion selected for their capital appreciation potential. In making investment decisions for the Fund, the portfolio manager seeks securities believed to have (1) favorable price to value characteristics based on the portfolio manager’s assessment of their prospects for future growth and profitability, and (2) the potential to increase in value at least 100% over four subsequent years.

Touchstone VST Core Bond Fund

Touchstone VST Core Bond Fund seeks to provide a high level of current income as is consistent with the preservation of capital by investing primarily (at least 80% of assets) in bonds. The Fund invests in mortgage-related securities, asset-backed securities, U.S. government securities and corporate debt securities. The Fund invests at least 65% of assets in investment grade debt securities, but may invest up to 35% of assets in non-investment grade debt securities rated as low as B. In making investment decisions for the Fund, the portfolio manager analyzes the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on maximizing total return while reducing volatility.

Touchstone VST Eagle Capital Appreciation Fund

The Touchstone VST Eagle Capital Appreciation Fund seeks long-term capital appreciation. In selecting equity securities for the Fund, the portfolio management team begins with the largest 500 stocks (by market capitalization) in the Russell 1000 Index. It immediately eliminates deeply cyclical stocks, stocks believed to be over-valued, companies with unproven business models, businesses without a sustainable competitive advantage and companies whose business models they simply do not understand. The initial screening leaves about 150 stocks, which are assigned, to the four co-portfolio managers based on sector.

Each portfolio manager then uses fundamental research to develop five-year earnings estimates for each company based on historical data, current comparables and a thorough understanding of each company and the relevant industry drivers. The portfolio managers generally do not rely on a company’s earnings projection or consensus Wall Street estimates. Instead, they do their own research.

The portfolio managers will then assign either a premium or discount multiple to each stock based on what the multiple of that stock has been versus the S&P 500 Index historically and what it is expected to be over the next five years.

The earnings estimates and premium/discount assigned by each portfolio manager are then entered into a proprietary valuation model which ranks each stock based on the five year expected rates of return. The team will generally only invest in those stocks ranked in the top third of the valuation model’s rankings. Any stock held which falls into the bottom third of the rankings will normally be sold by the Fund.

Touchstone VST Mid Cap Growth Fund

Touchstone VST Mid Cap Growth Fund seeks to increase the value of fund shares as a primary goal and to earn income as a secondary goal. The Fund invests primarily (at least 80% of assets) in common stocks of mid cap companies. The Fund is sub-advised by two separate management teams that use different style methodologies. Mid cap growth companies can include companies that have earnings that the portfolio manager believes may grow faster than the U.S. economy in general, due to new products, management changes at the company or economic shocks such as high inflation or sudden increases or decreases in interest rates. Mid cap growth companies can also include companies that are believed to be undervalued, including those with unrecognized asset values, undervalued growth or those undergoing turnaround.

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Touchstone VST Enhanced Dividend 30 Fund

Touchstone VST Enhanced Dividend 30 Fund seeks to achieve a total return, which is higher than the total return of the Dow Jones Industrial Average (“DJIA”). The Fund’s portfolio is based on the 30 stocks that comprise the DJIA. The DJIA is a measurement of general market price movement for 30 widely held stocks. The Fund uses a quantitative approach to improve on the index returns, investing in all of the DJIA components, but increasing the weighting of those with the highest dividend yield. The Fund seeks to overweight the top three highest yielding stocks in the DJIA by adding approximately 8% to the original weight of each, and underweight the remaining 27 stocks of the Dow that have a lower relative dividend yield.

Touchstone VST Growth & Income Fund

Touchstone VST Growth & Income Fund seeks to increase the value of fund shares over the long-term, while receiving dividend income, by investing at least 50% of total assets in dividend paying common stock, preferred stocks and convertible securities in a variety of industries. The portfolio manager may purchase securities that do not pay dividends (up to 50%) but which are expected to increase in value or produce high-income payments in the future. The portfolio manager invests in stocks with lower valuations than the broad market that are believed to have long-term dividend and earning fundamentals.

Touchstone VST High Yield Fund

Touchstone VST High Yield Fund seeks to achieve a high level of current income as its main goal, with capital appreciation as a secondary consideration. The fund invests primarily (at least 80% of assets) in non-investment grade debt securities of domestic corporations. Non-investment grade securities are often referred to as “junk bonds” and are considered speculative.

Touchstone VST Money Market Fund

Touchstone VST Money Market Fund seeks high current income, consistent with liquidity and stability of principal by investing primarily in high-quality money market instruments. The Fund is a money market fund and tries to maintain a constant share price of $1.00 per share, although there is no guarantee that it will do so.

Touchstone VST Third Avenue Value Fund

Touchstone VST Third Avenue Value Fund seeks long-term capital appreciation. It is a non-diversified Fund that seeks to achieve its objective mainly by investing in common stocks of well-financed companies (companies without significant debt in comparison to their cash resources) at a discount to what the portfolio manager believes is their liquid value. The Fund invests in companies regardless of market capitalization and invests in both domestic and foreign securities. The mix of the Fund’s investments at any time will depend on the industries and types of securities that the portfolio manager believes hold the most value.

Touchstone VST Value Plus Fund

Touchstone VST Value Plus Fund seeks to increase value of the fund shares over the long-term by investing primarily (at least 65% of assets) in common stock of larger companies that the portfolio manager believes are undervalued. In choosing undervalued stocks, the portfolio manager looks for companies that have proven management and unique features or advantages, but are believed to be priced lower than their true value. These companies may not pay dividends.  Approximately 75% of assets will generally be invested in large cap companies and approximately 25% will generally be invested in mid cap companies.

Touchstone Variable Series Trust (VST)  ETF Funds

This Part specifically provides information about the Touchstone VST ETF Funds, which are mutual funds that invest fixed percentages of assets in various exchange-traded funds, including series of the iShares® Funds

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Trust. Because the ETF Funds invest in other mutual funds rather than in individual securities, each ETF Fund is considered a “fund of funds” and bears a proportionate share of the expenses charged by the underlying funds in which it invests. In addition, the underlying exchange-traded funds trade like a stock on a securities exchange and may be purchased and sold throughout the trading day based on their market price. Each exchange-traded fund that is held by one of Touchstone’s VST ETF Funds is an “index fund,” which seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index. It is not possible to invest directly in the index.

Each VST ETF Fund allocates its assets among a group of exchange-traded funds in different percentages. Therefore, each VST ETF Fund has different indirect asset allocations of stocks, bonds, and cash, reflecting varying degrees of potential investment risk and reward for different investment styles and life stages. These asset allocations provide four diversified, distinct options that can meet a wide variety of investment needs. The allocation of stocks and bonds in each ETF Fund reflects greater or lesser emphasis on pursuing current income or growth of capital.

As a result of market gains or losses by the underlying exchange-traded funds, the percentage of any of the VST ETF Funds’ assets invested in stocks or bonds at any given time may be different than that VST ETF Fund’s planned asset allocation model. Stock and bond markets, and the sub categories of assets within them (value, growth, large cap, small cap etc.) have returns that vary from year to year. Because the changes in returns for these assets affect their expected return in the future, they require monitoring and potentially some rebalancing of the allocation models. The sub-advisor will monitor the models and may update and revise the asset allocation percentages employed by each model to reflect changes in the marketplace. The sub-advisor will rebalance each Fund’s assets annually (except the VST Enhanced ETF Fund which will be assessed by the sub-advisor on a semi-annual basis and may be reallocated if market conditions so indicate) in accordance with the asset allocation model then in effect. The sub-advisor reserves the right to rebalance more or less frequently depending upon market conditions, investment experience, and other factors it deems appropriate.

The Conservative, Moderate and Aggressive Touchstone VST ETF Funds, Service Class, are available to investors who have elected the GMAB Option. We refer to these as the Touchstone VST Conservative ETF Fund, Service Class, GMAB Option. The investment goals, asset allocation methodology and management for the GMAB Options are the same as the Touchstone VST ETF Funds, Class I, of the same name. The difference is that amounts invested in the GMAB Option have a guaranteed minimum at the end of the allocation period and increased costs associated with that guarantee. See Part 6 Optional Contract Features and Part 4 Optional Contract Charges.

Touchstone VST Conservative ETF Fund

The Touchstone VST Conservative ETF Fund seeks total return by investing for income and capital appreciation. The Fund invests primarily in a group of funds of the iShares Trust using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e. volatility), while structuring the portfolio to optimize potential returns based on historical measures on how each asset class performs. For the Conservative Fund that typically results in an allocation of about 65% of assets in bonds and 35% in stocks. In selecting a diversified portfolio of underlying funds, the sub-advisor analyzes many factors, including the underlying ETF fund’s investment objectives, total return, volatility, and expenses. The Fund will also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.

Touchstone VST Moderate ETF Fund

The Touchstone VST Moderate ETF Fund seeks total return by investing primarily for capital appreciation and secondarily for income. The Fund invests primarily in a group of funds of the iShares Trust using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e. volatility), while structuring the portfolio to optimize potential returns based on historical measures on how each asset class performs. For the Moderate Fund that typically results in an allocation of about 60% of assets in stocks and 40% in bonds. In selecting a diversified portfolio of underlying funds, the sub-advisor analyzes many factors, including the

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underlying ETF fund’s investment objectives, total return, volatility, and expenses. The Fund will also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.

Touchstone VST Aggressive ETF Fund

The Touchstone VST Aggressive ETF Fund seeks capital appreciation. The Fund invests primarily in a group of funds of the iShares Trust using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e. volatility), while structuring the portfolio to optimize potential returns based on historical measures on how each asset class performs. For the Aggressive Fund that typically results in an allocation of about 80% of assets in stocks and 20% in bonds. In selecting a diversified portfolio of underlying funds, the sub-advisor analyzes many factors, including the underlying ETF fund’s investment objectives, total return, volatility, and expenses. The Fund will also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.

Touchstone VST Enhanced ETF Fund

The Touchstone VST Enhanced ETF Fund seeks high capital appreciation. The Fund invests primarily in a group of funds of the iShares Trust using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e. volatility), while structuring the portfolio to optimize potential returns based on historical measures on how each asset class performs. Those asset classes with the best relative strength, as measured by their relative performance over the prior six months, are over weighted for six months, while the other asset classes are underweighted, thereby increasing the potential for enhanced performance with lower volatility. In selecting a diversified portfolio of underlying funds, the sub-advisor analyzes many factors, including the underlying ETF fund’s investment objectives, total return, volatility, and expenses. The Fund will also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.

Van Kampen Life Insurance Trust

Van Kampen Asset Management is the investment advisor for Van Kampen Life Insurance Trust (LIT).

Investment Objectives of the Portfolios. Below is a summary of the investment objectives of the Portfolios of Van Kampen Life Investment Trust. There are no guarantees that a Portfolio will be able to achieve its objective. You should read Van Kampen LIT Funds’ prospectus carefully before investing.

Van Kampen LIT Comstock Portfolio

The Portfolio’s investment objective is to seek capital growth and income through investment in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers.

Van Kampen LIT Emerging Growth Portfolio

The Portfolio’s investment objective is to seek capital appreciation. Under normal market conditions, the Portfolio’s investment advisor seeks to achieve the Portfolio’s investment objective by investing primarily in a portfolio of common stocks of companies considered by the investment advisor to be emerging growth companies.

Van Kampen Universal Institutional Funds

Morgan Stanley Investment Management Inc. doing business as Van Kampen is the investment advisor for each of the Universal Institutional Funds (UIF).

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Investment Objectives of the Portfolios. Below is a summary of the investment objectives of the Portfolios of Van Kampen Universal Institutional Funds. There are no guarantees that a Portfolio will be able to achieve its objective. You should read Van Kampen UIF Funds’ prospectus carefully before investing.

Van Kampen UIF Emerging Markets Debt Portfolio

The Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Using macroeconomic and fundamental analysis, the advisor seeks to identify developing countries that are believed to be undervalued and have attractive or improving fundamentals. After the country allocation is determined, the sector and security selection is made within each country.

Van Kampen UIF Emerging Markets Equity Portfolio

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. The Advisor’s investment approach combines top-down country allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations and company managements with strong shareholder value orientation.

Van Kampen UIF U.S. Real Estate Portfolio

The Portfolio seeks to achieve above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (“REITs”). The Portfolio focuses on REITs as well as real estate operating companies (“REOCs”) that invests in a variety of property types and regions. The Advisor’s approach emphasizes bottom-up stock selection with a top-down asset allocation overlay.

Fixed Accounts

Interests in contracts attributable to Fixed Accounts haven’t been registered under the 1933 Act or the 1940 Act. Thus, neither the Fixed Accounts nor our General Account, which guarantees the Fixed Account values and Death Benefits and Annuity Benefits under those contracts, are generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, we have been advised that the staff of the Securities and Exchange Commission hasn’t reviewed the disclosure in this prospectus relating to the Fixed Accounts or the General Account. Disclosures regarding the Fixed Accounts or the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guaranteed Rate Options (GROs)

We offer GROs with durations of two, three, five, seven and ten years. We can change the durations available from time to time. When you put a contribution in a GRO, a Guaranteed Interest Rate is locked in. We declare the Guaranteed Interest Rate for each duration you select. The duration of your GRO Account is the Guarantee Period. Each contribution or transfer to a GRO establishes a new GRO Account for the duration you choose at the then current Guaranteed Interest Rate we declare. We won’t declare an interest rate less than the Minimum Interest Rate. Each GRO Account expires at the end of the duration you have selected. See “Renewals of GRO Accounts” below. All contributions you make to a GRO are placed in a non-unitized separate account. Values and benefits under your contract attributable to GROs are guaranteed by the reserves in our GRO separate account as well as by our General Account.

The value of each of your GRO Accounts is referred to as a GRO Value. The GRO Value at the expiration of the GRO Account, assuming you haven’t transferred or withdrawn any amounts, will be the amount you contributed plus interest at the Guaranteed Interest Rate less any administrative or optional contract feature charges. We credit interest daily at an annual effective rate equal to the Guaranteed Interest Rate.

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We may declare an Enhanced Rate of interest in the first year for any contribution allocated to a GRO that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period. This Enhanced Rate will be guaranteed for the Guarantee Period’s first year and declared at the time of purchase. We can declare and credit Additional Interest based on contributions, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis. Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula. The Enhanced Rate or Additional Interest may not be available in certain states.

 Each group of GRO Accounts of the same duration is considered one GRO for Account Value reporting purposes. For example, when you receive a quarterly statement, all of your three-year GRO Accounts will be shown as one GRO while all of your five-year GRO Accounts will appear as another GRO, even though they may have different maturity dates. However, you will receive separate notices concerning GRO renewals for each  contribution you have made, since each contribution will have a different maturity date.

You can get our current Guaranteed Interest Rates by calling our Administrative Office.

Renewals of GRO Accounts. When a GRO Account expires, we’ll set up a new GRO Account for the same duration as your old one, at the then-current Guaranteed Interest Rate, unless you withdraw your GRO Value or transfer it to another Investment Option. We’ll notify you in writing before your GRO Account expires. You must tell us before the expiration of your GRO Accounts if you want to make any changes.

The effective date of a renewal of a GRO Account will be the expiration date of the old GRO Account. You will receive the Guaranteed Interest Rate that is in effect on that date. If a GRO Account expires and it can’t be renewed for the same duration, the new GRO Account will be set up for the next shortest available duration. For example, if your expiring GRO Account was for 10 years and when it expires, we don’t offer a 10-year GRO, but we do offer a seven-year GRO, your new one will be for seven years. If you want something different, you can tell us within 30 days before the GRO Account expires. You can’t choose, and we won’t renew, a GRO Account that expires after your Retirement Date.

Market Value Adjustments. A Market Value Adjustment is an adjustment, either up or down, that we make to your GRO Value if you make an early withdrawal or transfer from your GRO Account. No Market Value Adjustment is made for Free Withdrawal amounts or for withdrawals or transfers made within 30 days of the expiration of the GRO Guarantee Period. No Market Value Adjustment shall be made when withdrawals are taken to meet minimum required distribution rules. In addition, we won’t make a Market Value Adjustment for a Death Benefit. The market-adjusted value may be higher or lower than the GRO Value, but will never be less than the Minimum Value. Withdrawal charges, administrative expenses and optional benefit charges, if applicable, can invade the Minimum Value.

The Market Value Adjustment we make to your GRO Account is based on the changes in our Guaranteed Interest Rate. Generally, if our Guaranteed Interest Rate has increased since the time of your investment, the Market Value Adjustment will reduce your GRO Value distributed. On the other hand, if our Guaranteed Interest Rate has decreased since the time of your investment, the Market Value Adjustment will generally increase your GRO Value distributed.

The Market Value Adjustment (MVA) for a GRO Account is determined under the following formula:

MVA =  GRO Value x [(1 + A)N/12 / (1 + B + .0025)N/12 - 1],  where

A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,

B is the current Guaranteed Interest Rate, as of the effective date of the application of the Market Value Adjustment, for current allocations to a GRO Account, the length of which is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if that remaining period isn’t equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by a

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formula that finds a value between the Guaranteed Interest Rates for GRO Accounts of the next highest and next lowest durations.

N is the number of whole months remaining in your GRO Account.

For contracts issued in certain states, the formula above will be adjusted to comply with state requirements.

If the remaining term of your GRO Account is 30 days or less, the Market Value Adjustment for your GRO Account will be zero. If for any reason we are no longer declaring current Guaranteed Interest Rates, then to determine B we will use the yield to maturity of United States Treasury Notes with the same remaining term as your GRO Account, using a formula when necessary, in place of the current Guaranteed Interest Rate or Rates.

Systematic Transfer Option

We offer a Systematic Transfer Option (STO) that provides a guaranteed interest rate. Your allocation to the STO earns a fixed interest rate that is effective for the STO period selected. You must transfer all STO contributions into other Investment Options within either six months or one year of your STO contribution, depending on which STO option you select. Transfers will be made automatically in approximately equal quarterly (one-year option only) or monthly installments of not less than $1,000 each. You can’t transfer from other Investment Options into the STO. Normal contingent withdrawal charges apply to withdrawals from the STO. We guarantee that the STO’s annual effective interest rate will never be less than the Minimum Interest Rate. See “Systematic Transfer Program” in Part 9 for details on this program.

Part 4 - DEDUCTIONS AND CHARGES

Separate Account Charges

We deduct a daily mortality and expense charge from the Unit Values equal to an annual effective rate of 1.45% of your Account Value in each of the Variable Account Options. We can’t increase this daily expense rate without your consent. Of the 1.45% total charge, 0.15% is used to reimburse us for administrative expenses not covered by the annual administrative charge described below. We deduct the remaining 1.30% for assuming the expense risk and the mortality risk under the contract. The expense risk is the risk that our actual expenses of administering the contract will exceed the annual administrative expense charge. Mortality risk, as used here, refers to the risk we take that annuitants, as a class of persons, will live longer than estimated and we will be required to pay out more annuity benefits than anticipated. The mortality and expense risk charges compensate us for the mortality and expense risks we assume under the contract. We expect to make a profit from this fee. The relative proportion of the mortality and expense risk charge may be changed, but the total Mortality, Expense Risk and Administrative Fee can’t be increased. In addition to the mortality and expense charge described above, we charge an additional amount for optional benefits you select.   See “Optional Contract Charges,” below.

Annual Administrative Charge

We charge an annual administrative charge of $30. This charge is waived if your Account Value is at least $50,000 on the last day of any Contract Year. This charge is deducted pro rata from your Account Value in each Investment Option. The part of the charge deducted from the Variable Account Options reduces the number of Units we credit to you. The part of the charge deducted from the Fixed Accounts is withdrawn in dollars. The annual administrative charge is pro-rated in the event of the Annuitant’s death, annuitization or contract termination during a Contract Year.

Portfolio Charges

The Separate Account buys shares of the Portfolios at net asset value. That price reflects investment management fees and other direct expenses that have already been deducted from the assets of the Portfolios. The amount charged for investment management can’t be increased without shareholder approval.

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Please refer to the Portfolio prospectuses for complete details on Portfolio expenses and related items.

Reduction or Elimination of Separate Account or Administrative Charges

We can reduce or eliminate the Separate Account or administrative charges for individuals or groups of individuals if we anticipate expense savings. We may do this based on the size and type of the group or the amount of the contributions. We won’t unlawfully discriminate against any person or group if we reduce or eliminate these charges.

State Premium Tax Deduction

We won’t deduct state premium taxes from your contributions before investing them in the Investment Options, unless required by your state law. If you elect an Annuity Benefit, we’ll deduct any applicable state premium taxes from the amount available for the Annuity Benefit. State premium taxes currently range up to 4%.

Contingent Withdrawal Charge

We don’t deduct sales charges when you make a contribution to the contract. However, contributions withdrawn may be subject to a withdrawal charge of up to 7%. This amount is a percentage of your contribution and not of the Account Value. As shown below, the charge varies, depending upon the “age” of the contributions included in the withdrawal - that is, the number of years that have passed since each contribution was made. The maximum of 7% would apply if the entire amount of the withdrawal consisted of contributions made during your current contribution year. We don’t deduct withdrawal charges when you withdraw contributions made more than seven years prior to your withdrawal. To calculate the withdrawal charge, (1) the oldest contributions are treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the Free Withdrawal amount are not subject to the withdrawal charge. For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, plus or minus any Market Value Adjustment that applies, and any withdrawal charges that apply, so that the net amount you receive will be the amount you requested, less any applicable tax withholding.

You may take your Free Withdrawal (less any earlier withdrawal in the same year) each Contract Year without a contingent withdrawal charge or Market Value Adjustment. If you don’t take any Free Withdrawals in one Contract Year, you can’t add it to the next year’s Free Withdrawal. If you aren’t 59½, federal tax penalties may apply. Should you completely surrender the contract, the amount of withdrawal charges is based on contributions and is not reduced by any Free Withdrawals.

Number of Full Years from Date of Contribution	Charge as a Percentage of the Contribution Withdrawn
0	7%
1	6
2	5
3	4
4	3
5	2
6	1
7+	0

We won’t deduct a contingent withdrawal charge if you use the withdrawal to buy from us either an immediate Annuity Benefit with life contingencies, or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won’t deduct a charge if the Annuitant dies. See “Death Benefits” in Part 5.

Reduction or Elimination of the Contingent Withdrawal Charge

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We can reduce or eliminate the contingent withdrawal charge for individuals or a group of individuals if we anticipate expense savings. We may do this based on the size and type of the group, and the amount of the contribution, or whether there is some relationship with us. Examples of these relationships would include being an employee of National Integrity or an affiliate, receiving distributions or making internal transfers from other contracts we issued, or transferring amounts held under qualified plans that we or our affiliate sponsored. We won’t unlawfully discriminate against any person or group if we reduce or eliminate the contingent withdrawal charge.

Optional Contract Charges

This annuity has an optional contract feature available for additional charges. This additional charge is listed below. For a more detailed description of the benefit please see “Optional Contract Features” in Part 6.

Guaranteed Minimum Accumulation Benefit

We will assess the cost of the Guaranteed Minimum Accumulation Benefit (GMAB) by deducting an additional daily expense charge from the amount allocated to your GMAB Option equal to an annual effective rate of 0.60%. Therefore, the current total mortality and expense charge deducted from the amount allocated to your GMAB Option is an annual effective rate of 2.05%.

Transfer Charge

If you make more than twelve transfers among your Investment Options during one Contract Year, we will charge your account up to $20 for each additional transfer during that year. Transfer charges don’t apply to transfers under (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, or (iii) systematic transfers from the STO, nor will such transfers count towards the twelve free transfers you can make during a Contract Year.

Disability Waiver

We may waive withdrawal charges and any associated Market Value Adjustment on full or partial withdrawal requests of $1,000 or more if you become disabled anytime before you reach age 65, and have been disabled for a continuous period of at least six months after the Contract Date. You will be considered disabled if you are unable to engage in any substantial gainful activity by reason of any medically determinable physical impairment which can be expected to result in death or to be of long-continued and indefinite duration. We may require proof of disability, including written confirmation of receipt and approval of any claim for Social Security Disability Benefits. We reserve the right to obtain an examination by a licensed physician of our choice and our expense. Written request for any withdrawal or partial withdrawals must be made while you are still disabled.  Once the disability waiver election has been made, no additional contributions will be accepted under your Contract. The waivers of withdrawal charges and Market Value Adjustment apply to the owner, not to the Annuitant. If there are joint owners, the waivers apply to both the primary and the joint owner.

Tax Reserve

We can make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment performance of the Variable Account Options.

Part 5 - TERMS OF YOUR VARIABLE ANNUITY

Contributions Under Your Contract

You can make contributions of at least $100 at any time up to nine years before your Retirement Date. Your first contribution, however, can’t be less than $1,000 (some states may require a higher initial contribution).

We may limit the total contributions under a contract to $1,000,000 if the Annuitant is age 75 or under or to $500,000 if the Annuitant is age 76 or older. Once you reach nine years before your Retirement Date, we may

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refuse to accept any contribution. Contributions may also be limited by various laws or prohibited by us for all owners under the contract. If your contract is an individual retirement account (IRA), we will measure your contributions against the maximum limits for annual contributions set by federal law.

Contributions are applied to the various Investment Options you select and are used to pay Annuity and Death Benefits. Each contribution is credited as of the date we have received (as defined below) both the contribution and instructions for allocation among the Investment Options at our Administrative Office.  Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. We do not waive this policy for particular investors or classes of investors. Contributions by check sent through the mail are deemed received when they are delivered in good order to our Administrative Office.

You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change, and you should sign the request. When the Administrative Office receives it, the change will be effective for any contribution that accompanies it and for all future contributions. We can also accept changes by telephone transaction. See “Transfers” in Part 5.

Your Account Value

Your Account Value reflects various charges. See Part 4, “Deductions and Charges.” Annual deductions are made as of the last day of each Contract Year. Withdrawal charges and Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against our Separate Account (mortality and expense risk, administration and optional benefit charges) are reflected daily. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Variable Account Option. The value of contributions allocated to the Variable Account Options is not guaranteed. The value of your contributions allocated to the Fixed Accounts is guaranteed, subject to any applicable Market Value Adjustments. See “Guaranteed Rate Options” in Part 3. If the Account Value goes below $1,000 and we have received no contributions from you for three Contract Years, we reserve the right to terminate the contract and pay you the Account Value. We will notify you in advance and you will be given at least 60 days to make additional contributions. This could vary by state so please refer to your annuity contract for specific information.

Units in Our Separate Account

Allocations to the Variable Account Options are used to purchase Units. On any given day, the value you have in a Variable Account Option is the Unit Value multiplied by the number of Units credited to you in that Variable Account Option. The Units of each Variable Account Option have different Unit Values.

The number of Units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Variable Account Option’s Unit Value, calculated as of the next close of business of the New York Stock Exchange. The number of Units for a Variable Account Option at any time is the number of Units purchased less the number of Units redeemed. The value of Units fluctuates with the investment performance of the corresponding Portfolios, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as their expenses.

Your Unit Values also change because of deductions and charges we make to  our Separate Account. The number of Units credited to you, however, won’t vary due to changes in Unit Values. Units of a Variable Account Option are purchased when you make new contributions or transfer Account Value to that Variable Account Option. Units are redeemed when you make withdrawals or transfer amounts out of a Variable Account Option into a different Investment Option. We also redeem Units to pay the Death Benefit when the Annuitant dies, and to pay the annual administrative charge.

How We Determine Unit Value

We determine Unit Values for each Variable Account Option at the close of business of the New York Stock

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Exchange, which is normally 4 p.m. Eastern Time on each Business Day. The Unit Value of each Variable Account Option for any Business Day is equal to the Unit Value for the previous Business Day, multiplied by the net investment factor for that Variable Account Option on the current day. We determine a net investment factor for each Variable Account Option as follows:

•                  First, we take the value of the shares belonging to the Variable Account Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Portfolios.

•                  Next, we add any dividends or capital gains distributions by the Portfolio on that day.

•                  Then we charge or credit for any taxes or amounts set aside as a reserve for taxes.

•                  Then we divide this amount by the value of the amounts in the Variable Account Option at the close of business on the last day that a Unit Value was determined (after giving effect to any transactions on that day).

•                  Finally, we subtract a daily asset charge for each calendar day since the last day that a Unit Value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is an amount equal to an annual effective rate of 1.45%. This charge is for the mortality risk, administrative expenses and expense risk we assume under the contract.

Generally, this means that we adjust Unit Values to reflect what happens to the Portfolios and for the Mortality, Expense Risk and Administrative Fees and any charge for taxes.

Transfers

You may transfer your Account Value among the Variable Account Options and the GROs, subject to our transfer restrictions. You can’t make a transfer into the STO. Transfers to a GRO must be to a newly elected GRO (that is, to a GRO you haven’t already purchased) at the then-current Guaranteed Interest Rate, unless we agree otherwise. Unless you make a transfer from a GRO within 30 days before the expiration date of a GRO Guarantee Period, the transfer is subject to a Market Value Adjustment. See “Guaranteed Rate Options” in Part 3. Transfers from GROs will be made according to the order in which contributions were originally allocated to the GRO.

The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. You have twelve free transfers during a Contract Year. After those twelve transfers, a charge of up to $20 will apply to each additional transfer during that Contract Year. No charge will be made for transfers under our Dollar Cost Averaging, Customized Asset Rebalancing, or Systematic Transfer Programs, described in Part 9.

You may request a transfer by writing to our Administrative Office. Each request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service subject to your use of the required personal identifiers. We’ll honor telephone transfer instructions from any person who provides correct identifying information. We aren’t responsible for fraudulent telephone transfers we believe to be genuine according to these procedures. Accordingly, you bear the risk of loss if unauthorized persons make transfers on your behalf.

A transfer request is effective as of the Business Day our Administrative Office receives it. A transfer request doesn’t change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 9:00 a.m. - 5:00 p.m., Eastern Time, on any day we’re open for business. You’ll receive the Variable Account Options’ Unit Values as of the close of business on the day you call. Accordingly, transfer requests for Variable Account Options received at or after 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) will be processed using Unit Values as of the close of business on the next Business Day after the day you call. All transfers will be confirmed in writing.

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Transfer requests submitted by agents or firms that represent multiple contracts will be processed no later than the next Business Day after our Administrative Office receives the requests.

Excessive Trading

We reserve the right to limit the number of transfers in any Contract Year or to refuse any transfer request for an owner or certain owners if: (a) we believe in our sole discretion that excessive trading by the owner or owners or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by one or more of the Portfolios that the purchase or redemption of shares is to be restricted because of excessive trading, or that a specific transfer or group of transfers is expected to have a detrimental effect on share prices of affected Portfolios.

We reserve the rights to modify these restrictions or to adopt new restrictions at any time and in our sole discretion.

We will notify you or your designated representative if your requested transfer is not made. Current SEC rules preclude us from processing your request at a later date if it is not made when initially requested. Accordingly, you will need to submit a new transfer request in order to make a transfer that was not made because of these limitations.

Specific Notice Regarding the Use of this Annuity for Market Timing

This contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Any individual or legal entity that intends to engage in stale price arbitrage, utilize market timing practices or make frequent transfers to take advantage of inefficiencies in mutual fund pricing or for any other reason should not purchase this contract. These abusive or disruptive transfers can have an adverse impact on management of a Portfolio, increase Portfolio expenses and affect Portfolio performance.

The following policies for transfers between Investment Options are designed to protect contract owners from frequent trading activity. However, we may not be able to detect and prevent all frequent trading. As detecting frequent trading and preventing its recurrence is, in many circumstances, a reactive response to improper trading, we cannot guarantee, despite our policies and procedures, that we will detect all frequent trading in our contracts, prevent all frequent trading and prevent all harm caused by frequent trading.

1.                                       Prohibited Transfers. Under normal market conditions, we will refuse to honor, unless made by first class U.S. mail:

•                  a transfer request into an International or High Yield  Variable Account Option (as defined by us) if, within the preceding five business days, there was a transfer out of the same Variable Account Option;

•                  a transfer request out of an International or High Yield  Variable Account Option if, within the preceding five business days, there was a purchase or transfer into the same  Variable Account Option.

2.                                       Allowable Transfers Accompanying A Prohibited Transfer. We cannot honor an otherwise allowable transfer request if it is made at the same time or accompanies a request for a Prohibited Transfer.

3.                                       Notification. If we do not honor a transfer request as a result of the foregoing policy, we will notify you in writing. We will notify you if your requested transfer is not made.

4.                                        Revocation of Same-Day Transfer Privileges. Contract owners (or agents acting on their behalf) who engage in market timing, as determined by us in our sole discretion, will have their same-day transfer privileges revoked immediately.

•                  If your same-day transfer privileges are revoked, you will be required to submit all future transfer requests

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by U.S. mail or overnight delivery service. Transfer requests made by telephone or the Internet or sent by fax, same-day mail or courier service will not be accepted.

•                  In addition, if you wish to cancel a transfer request, your cancellation request must also be in writing and received by U.S. Mail or overnight delivery service. The cancellation request will be processed as of the day it is received.

5.                                        20 Investment Option Transfers Permitted. You may submit 20 Investment Option transfers each Contract Year for each contract by U.S. Mail, Internet,  telephone request, or facsimile.

•                  All requests for transfers among your Investment Options in excess of 20 per Contract Year must be submitted by regular U.S. mail or overnight mail. Transfer requests made by telephone or the Internet or sent by fax, same day mail or courier service will not be accepted, and Internet trading privileges will be suspended.  If you want to cancel a written Investment Option transfer, you must also cancel it in writing by U.S Mail or overnight delivery service. We will process the cancellation request as of the day we receive it.

•                  Upon reaching your next Contract Anniversary, you will again be provided with 20 Investment Option transfers. Investment Option transfers are non-cumulative and may not be carried over from year to year.

•                  Transfers made under our Dollar Cost Averaging Program, Systematic Transfer Option Program, Customized Asset Rebalancing Program, or other related programs we may offer are not counted toward the 20 Investment Option transfer limitation. If we determine in our sole discretion that you are manipulating these or similar programs to circumvent our transfer policies, however, we may take any action that we deem appropriate to stop this activity. This could include (but is not limited to) revoking your same-day transfer privileges or your ability to utilize these programs.

Conformity with these policies does not necessarily mean that trading will not be deemed to constitute market timing. If it is determined, in our sole discretion, that a contract owner is attempting to engage in improper trading, we reserve the right to revoke their same-day transfer privileges. We will also take into consideration any information and data provided to us by the Portfolios’ investment advisors regarding improper trading. If we are notified by a Portfolio’s investment adviser that the frequency or size of trades by an individual or group of individuals is disruptive to the management of the Portfolio, and the investment advisor asks us to restrict further trading in that Portfolio by the individual or group, we will comply with that request promptly. We will impose the Portfolio’s investment advisor’s restriction even if the transactions otherwise conform to our policies. We do not grant waivers of these policies to particular investors or classes of investors.

We will continue to monitor transfer activity, and we may modify these restrictions at any time in our sole discretion.

Withdrawals

You may make withdrawals as often as you wish subject to the 15% Free Withdrawal and contingent withdrawal charges. Each withdrawal must be at least $300. The withdrawal will be taken from your Investment Options, pro rata, in the same proportion their value bears to your total Account Value. For example, if your Account Value is divided in equal 25% shares among four Investment Options, when you make a withdrawal, 25% of the Account Value will come from each of your Investment Options. You can tell us if you want your withdrawal handled differently. During the first seven years after each contribution, there is a contingent withdrawal charge for any withdrawals other than your Free Withdrawals . The charge starts at 7% and decreases as your contribution ages. The charge is a percentage of each contribution, not Account Value. This charge is in addition to any Market Value Adjustments made to early withdrawals from GRO Accounts. Under some circumstances, the contingent withdrawal charge and Market Value Adjustment may be waived. See Part 4, Reduction or Elimination of the Contingent Withdrawal Charge.

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You may withdraw up to 15% of your Account Value each Contract Year with no withdrawal charges. After the first 15% within a Contract Year, there will be a charge for any withdrawals you make, based upon the length of time your contribution has been in your account. When you make a partial withdrawal, the total amount deducted from your Account Value will include the withdrawal amount requested plus any contingent withdrawal charges plus any Market Value Adjustments. The total amount that you receive will be the total amount that you requested, less any applicable tax withholding. Most of the withdrawals you make before you are 59½ years old are subject to a 10% federal tax penalty. If your contract is part of a tax-favored retirement plan, the plan may limit your withdrawals. See “Tax Aspects of the Contract” in Part 8. Residents of certain states may be required to keep a specific minimum account balance after any withdrawals.

Your financial professional or a third party may offer you asset allocation or investment advisory services for your contract. Fees you pay for such investment advisory services are in addition to any contract charges. If you want to pay for such services from your Account Value, you must complete a form authorizing us to pay the amount requested by the third party from your Account Value. We will withdraw the requested payment according to the third party’s instructions, including instructions concerning from which Variable Account Options to withdraw the fee, and send you a confirmation of the transaction. We will not verify the accuracy of the amount being requested.

Assignments

We do not allow partial or collateral assignment of your contract.

Death Benefits

Unlike some other variable annuities, our contract pays the Death Benefit upon the Annuitant’s death, rather than upon the Owner’s death. We’ll pay a Death Benefit to the Annuitant’s surviving beneficiary (or beneficiaries) if the Annuitant dies before annuity payments have started. The Death Benefit depends on the Annuitant’s age on the Contract Date. The reductions in the Death Benefit for withdrawals will be calculated on a proportional basis with respect to Account Value at the time of withdrawal. We’ll also adjust the Death Benefit for any applicable charges.

For contracts where the Annuitant’s age on the Contract Date is 85 years old or younger, the Death Benefit is the greatest of:

(a)                    your highest Account Value on any Contract Anniversary (before age 81), plus subsequent contributions and minus an adjustment for subsequent withdrawals (after being adjusted for associated charges and adjustments);

(b)                   total contributions, minus an adjustment for subsequent withdrawals (after being adjusted for associated charges and adjustments); or

(c)                    your current Account Value on the Business Day we receive due proof of death.

For contracts where the Annuitant’s age on the Contract Date is 86 or older:

The Death Benefit is the current Account Value on the Business Day we receive due proof of death and the beneficiary’s instructions

Death benefits and benefit distributions required because of your death if you are not the Annuitant can be paid in a lump sum or as an annuity. If a benefit option hasn’t been selected for the beneficiary at the Annuitant’s death, the beneficiary can select an option. A beneficiary that is not a natural person automatically receives a five-year distribution.

You select the beneficiary of the Death Benefit, referred to as the Annuitant’s Beneficiary in the contract. You also select an Owner’s Beneficiary, who receives any benefit distribution required under the Code upon the death of the owner of an annuity who is not also the annuitant. You may change any beneficiary by sending the appropriate form to the Administrative Office. We reserve the right to limit the number of beneficiaries you

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can name at one time. If an Annuitant’s Beneficiary doesn’t survive the Annuitant, then the Death Benefit is generally paid to the Annuitant’s estate. Please consult your financial professional and tax advisor in order to properly identify your beneficiaries so that the Death Benefit is paid to the intended beneficiary, and so that spousal continuation can occur, if that is your intention. You will find more information about spousal continuation in Part 9, “Tax Aspects of the Contract”.

A Death Benefit won’t be paid after the Annuitant’s death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract. The Annuitant and any contingent Annuitants may not be changed once the contract has been issued.

Annuity Benefits

All Annuity Benefits under your contract are calculated as of the Retirement Date you select. You can change the Retirement Date to a date no later than the later of the last Annuitant’s 90th birthday or the tenth Contract Anniversary (the “Maximum Retirement Date”) by writing to the Administrative Office any time before the Maximum Retirement Date. The Retirement Date cannot be earlier than the first Contract Anniversary (referred to as the “ participation anniversary” in your contract). This means that you may not annuitize the contract before the first Contract Anniversary (participation anniversary). Contract terms that apply to the various retirement programs, along with the federal tax laws and state insurance laws, establish certain minimum and maximum retirement ages. If your contract is a qualified retirement plan (including an IRA or TSA), distribution provisions may extend beyond the Maximum Retirement Date.

Annuity Benefits may be a lump sum payment or paid out over time. A lump sum payment will provide the Surrender Value under the contract shortly after the Retirement Date. The amount applied toward the purchase of an Annuity benefit other than a lump sum payment will be the Adjusted Account Value, less any pro-rata annual administrative charge, except that the Surrender Value will be the amount applied if the Annuity Benefit doesn’t have a life contingency and either the term is less than five years or the annuity can be changed to a lump sum payment without a withdrawal charge.

Annuities

Annuity Benefits can provide for fixed payments, which may be made monthly, quarterly, semi-annually or annually. You can’t change or redeem the annuity once payments have begun. For any annuity, the minimum initial payment must be at least $100 monthly.

If you haven’t already selected a form of annuity, within six months prior to your Retirement Date, we’ll send you a notice form. You can tell us on the form the type of annuity you want or confirm to us that you want the normal form of annuity, which is the life and ten years certain annuity. However, if we don’t receive a completed form from you on or before your Retirement Date, we’ll extend the Retirement Date, subject to the limitations imposed by federal or state law, until we receive your written instructions at our Administrative Office. During this extension, the values under your contract in the various Investment Options will remain invested in those options and amounts remaining in Variable Account Options will continue to be subject to the associated investment risks.

We currently offer the following types of annuities, funded through our General Account:

A life and ten years certain annuity is a fixed life income annuity with 10 years of payments guaranteed.

A period certain annuity provides for fixed payments for a fixed period. If the Annuitant dies before the end of the period selected, the Annuitant’s beneficiary will receive the remaining periodic payments.

A period certain life annuity provides for fixed payments for at least the period selected and after that for the life of the Annuitant or the lives of the Annuitant and any joint annuitant under a joint and survivor annuity. If the Annuitant (or the Annuitant and the joint annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining guaranteed payments will go to the Annuitant’s beneficiary.

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A life income annuity provides fixed payments for the life of the Annuitant, or until both the Annuitant and any joint annuitant die under a joint and survivor annuity.

Annuity Payments

Fixed annuity payments won’t change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the Annuitant’s age (or Annuitant and a joint annuitant in the case of a joint and survivor annuity) and gender (except under most tax-favored retirement programs, and under certain state laws, where gender-neutral rates apply). If our current annuity rates would provide a larger payment, those current rates will apply instead of the contract rates.

If the age or gender of an annuitant has been misstated, any benefits will be those that would have been purchased at the correct age and gender. Any overpayments or underpayments made by us will be charged or credited with interest at the rate required by your state. If we have made overpayments because of incorrect information about age or gender, we’ll deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

Timing of Payment

We normally apply your Adjusted Account Value to the purchase of an annuity, or send you partial or total withdrawals, within seven days after receipt of the required form at our Administrative Office. We can defer our action as to Account Value allocated to the Variable Account Options, however, for any period during which:

(1)          the New York Stock Exchange has been closed or trading on it is restricted;

(2)          an emergency exists so that disposal of securities isn’t reasonably practicable or it isn’t reasonably practicable for a separate account fairly to determine the value of its net assets; or

(3)          the SEC, by order, permits us to defer action in order to protect persons with interests in the Separate Account.

We can delay payment of your Fixed Accounts, whether payment is related to partial or total withdrawals or providing an Annuity Benefit,  for up to six months.

Death Claims

A death claim will be effective on the Business Day we receive due proof of death. This means we have received an original certified death certificate and company death claim paperwork that is in good order. During the period from the date of death until we receive all required paperwork in good order, the amount of the Death Benefit will remain allocated to the Portfolios you chose, so the amount of the Death Benefit will reflect the investment performance of those Portfolios during this period and will be subject to market fluctuations. Once one beneficiary submits death claim paperwork, the remaining Death Benefit amount will be moved into our General Account until the remaining beneficiaries submit their death claim paperwork.

How You Make Requests and Give Instructions

When you write to our Administrative Office, use the address listed in the Glossary of this prospectus. We can’t honor your requests unless they are in proper and complete form. Whenever possible, use one of our printed forms, which may be obtained from our Administrative Office.

Part 6 -OPTIONAL CONTRACT FEATURES

For an additional charge, the following option is available to contract purchasers.  This option must be elected

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at the time of application, may not be cancelled once the contract is issued and will supplement the standard contract benefits.

Charges for the optional benefit are in addition to the standard charges.  Be sure you understand the charges.  Carefully consider whether you need the benefit.  Also consider whether you can buy the benefit more cheaply as part of the variable annuity or with a separate contract.

Guaranteed Minimum Accumulation Benefit

The GMAB is an optional benefit that guarantees the future value of amounts allocated to a GMAB Option for a specified accumulation period.  We currently offer a ten-year accumulation period in three Investment Options, designated as “GMAB Options.”  We provide a minimum guarantee for each contribution allocated to a GMAB Option as shown in the table below:

Accumulation Period	Touchstone VST Conservative ETF Fund, Service Class, GMAB Option	Touchstone VST Moderate ETF Fund, Service Class, GMAB Option	Touchstone VST Aggressive ETF Fund, Service Class, GMAB Option
10 years	125%	115%	100%

We guarantee that the minimum value of each contribution allocated to your GMAB Option, at the end of its ten-year accumulation period, will be equal to or greater than the percentage of the contribution amount indicated in the table above, adjusted for partial withdrawals (discussed below) and costs.  See Part 1, “Table of Annual Fees and Expenses” and Part 4, “Optional Contract Charges, Guaranteed Minimum Accumulation Benefit.”  If the accumulated value of a contribution to your GMAB Option is less than the percentage guaranteed by us in the table above at the end of the ten-year accumulation period, we will increase the accumulated value of that contribution to equal the guaranteed percentage.  If the accumulated value of a contribution to your GMAB Option is greater than the percentage guaranteed by us in the table above at the end of its ten-year accumulation period, the value of that contribution is its accumulated value and additional amounts will not be credited to it.

Each GMAB Option invests in the Touchstone VST ETF Fund, Service Class.  The Touchstone VST ETF Fund, Service Class has fees associated with it, including a 0.25% 12b-1 fee, whether or not you have the GMAB Option.  See Part 1 "Table of Annual Fees and Expenses."  The GMAB Option has a separate charge in addition to the fees associated with the Touchstone VST ETF Fund, Service Class.  See Part 1, “Table of Annual Fees and Expenses” and Part 4, “Optional Contract Charges, Guaranteed Minimum Accumulation Benefit.  Contribution to the Touchstone VST ETF Fund, Service Class, GMAB Option, differs from contributions to the Touchstone VST ETF Fund, Service Class without the GMAB Option, in that there is no investment guarantee associated with the allocations made to the Touchstone VST ETF Fund, Service Class without the GMAB Option.  The corresponding Touchstone VST ETF Fund, Service Class will serve as an investment portfolio for money that is not intended for, could not qualify for or lost its qualification for the investment guarantee associated with the GMAB Option, unless we receive other instructions from you.

You may only elect the GMAB Option when you initially purchase your contract.  Your GMAB must be funded with new contributions of at least $10,000.  You may make additional contributions of $1000 to your GMAB.  We reserve the right to revise the minimum contribution amounts and to limit the maximum total contribution you may make to your GMAB.

At the end of a ten-year allocation period for each contribution into your GMAB Option, you may transfer that amount to any Fixed or Variable Investment Option.  If we do not receive your instructions prior to the end of the ten-year accumulation period, the amount will be transferred to the Touchstone VST ETF Fund, Service Class, without the GMAB Option.  We will notify you at least 45 days before the end of the allocation period for each contribution to your GMAB Option.

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The GMAB Option may not have an allocation period that is scheduled to end on a date later than either the Retirement Date.  The GMAB automatically terminates on the earlier of the last day of its allocation period or the date that Death Benefits are calculated.

During the first seven years of the accumulation period for each contribution, the GMAB Option may be reduced or terminated only by partially withdrawing or fully surrendering the amounts in the GMAB Option associated with that contribution, with applicable withdrawal charges.  The GMAB Option will terminate automatically if the all the contributions are withdrawn or if the contract is surrendered or annuitized, or if the death benefits are calculated.  If the GMAB Option terminates during the first seven years of the accumulation period, the value of the GMAB Option will be the current accumulated value of contributions to your GMAB Option (with no guaranteed minimum), reduced by partial withdrawals, withdrawal charges and costs.  In years eight through ten of the accumulation period, you may terminate the GMAB Option as indicated for years one through seven, or you may transfer funds from the GMAB to other available Investment Options.  The value of the GMAB Option will be the current accumulated value of contributions to your GMAB Option (with no guaranteed minimum), reduced by partial withdrawals, withdrawal charges and costs.

Partial Withdrawals from your Account Value will reduce the value of your GMAB Option on a proportional basis, unless you specify that your withdrawal should be taken from certain Portfolios.  Withdrawals from your GMAB Option will be taken first from the earliest contributions you made to your GMAB Option, then from the next contribution and so on (first-in-first-out.)  Partial withdrawals from your GMAB Option will reduce the maturity value of the contribution proportionally.  We reserve the right to require a minimum balance in the GMAB Option.

Part 7 - VOTING RIGHTS

Voting Rights

National Integrity is the legal owner of the shares of the Portfolios held by the Separate Account and, as such, has the right to vote on certain matters. Among other things, we may vote to elect a Portfolio’s Board of Directors, to ratify the selection of independent auditors for a Portfolio, and on any other matters described in a Portfolio’s current prospectus or requiring a vote by shareholders under the 1940 Act.

Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We’ll send you Portfolio proxy materials and a form for giving us voting instructions.

If we don’t receive instructions in time from all owners, we’ll vote shares in a Portfolio for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain qualified plans, your voting instructions must be sent to us indirectly, through your employer, but we aren’t responsible for any failure by your employer to ask for your instructions or to tell us what your instructions are. We’ll vote any Portfolio shares that we’re entitled to vote directly, because of amounts we have accumulated in  our Separate Account, in the same proportion that other owners vote. If the federal securities laws or regulations or interpretations of them change so that we’re permitted to vote shares of the Portfolios in our own right or to restrict owner voting, we may do so.

How We Determine Your Voting Shares

You vote only on matters concerning the Portfolios in which your contributions are invested on the record date set by the Portfolio’s Board of Directors. We determine the number of Portfolio shares in each Variable Account Option under your contract by dividing the amount of your Account Value allocated to that Variable Account Option by the net asset value of one share of the corresponding Portfolio as of the record date set by a Portfolio’s Board for its shareholders’ meeting. We count fractional shares. The record date for this purpose can’t be more than 60 days before the shareholders’ meeting.

How Portfolio Shares Are Voted

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All Portfolio shares are entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of Directors) that require collective approval. On matters where the interests of the individual Portfolios differ, the approval of the shareholders in one Portfolio isn’t needed to make a decision in another Portfolio. If shares of the Portfolios are sold to separate accounts of other insurance companies, the shares voted by those companies in accordance with instructions received from their contract holders will dilute the effect of voting instructions received by us from our owners.

Separate Account Voting Rights

Under the 1940 Act, certain actions (such as some of those described under “Changes in How We Operate” in Part 2) may require owner approval. In that case, you’ll be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under “How We Determine Your Voting Shares.”  We’ll cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by owners.

Part 8 - TAX ASPECTS OF THE CONTRACT

Introduction

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the owner, Annuitant, and the beneficiary or other payee may depend on National Integrity’s tax status, on the type of retirement plan, if any, for which the contract is purchased, and upon the tax and employment status of the individuals concerned.

The following discussion of the federal income tax treatment of the contract isn’t designed to cover all situations and isn’t intended to be tax advice. It is based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts. We cannot guarantee that the IRS or the courts will not change their views on the treatment of these contracts. Future legislation may affect annuity contracts adversely. Moreover, we have not attempted to consider any applicable state or other tax laws. Because of the complexity of the tax laws and the fact that tax results will vary according to the particular circumstances, anyone considering buying a contract, or selecting annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax advisor. National Integrity does not make any guarantee regarding the tax status, federal, state, or local, of any contract or any transaction involving the contracts.

Your Contract is an Annuity

Under federal tax law, anyone can purchase an annuity with after-tax dollars. Earnings under the contract will not generally be taxed until you make a withdrawal. An individual (or employer) may also purchase the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan. Finally, an individual (or employer) may buy an annuity to fund a Roth IRA (contributions are with after-tax dollars and earnings are excluded from taxable income at distribution).

This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars (nonqualified annuity), and some of the special tax rules that apply to an annuity purchased to fund a tax-favored retirement program (qualified annuity). A qualified annuity may restrict your rights and benefits to qualify for its special treatment under federal tax law.

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Taxation of Annuities Generally

Section 72 of the Code governs the taxation of annuities. In general, contributions you put into the annuity (your “basis” or “investment in the contract”) will not be taxed when you receive those amounts back in a distribution. Also, an owner is not generally taxed on the annuity’s earnings until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, and other non-natural persons can’t defer tax on the annuity’s income unless an exception applies. In addition, if an owner transfers an annuity as a gift to someone other than a spouse (or former spouse), all increases in its value are taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract will be treated as a distribution of that portion of the value of the contract.

You can take withdrawals from the contract or you can wait to annuitize it when the Annuitant reaches a certain age. The tax implications are different for each type of distribution. Section 72 of the Code states that the proceeds of a full or partial withdrawal from a contract before annuity payments begin are treated first as taxable income, but only to the extent of the increase of the Account Value. The rest of the withdrawal, representing your basis in the annuity, isn’t taxable. Generally, the investment or basis in the contract equals the contributions made by you or on your behalf, minus any amounts previously withdrawn that were not treated as taxable income. Special rules may apply if the contract includes contributions made prior to August 14, 1982 that were rolled over to the contract in a tax-free exchange.

If you annuitize the contract, meaning you receive  annuity payments over the lifetime of the Annuitant, part of each payment is considered to be a tax-free return of your investment. This tax-free portion of each payment is determined using a ratio of the owner’s investment to his or her expected return under the contract (exclusion ratio). The rest of each payment will be ordinary income. That means that part of your payment is tax-free and part of it is taxable. When all of these tax-free portions add up to your investment in the contract, future payments are entirely ordinary income. If the Annuitant dies before the total investment is recovered, a deduction for the remaining basis will generally be allowed on the owner’s final federal income tax return.

We may be required to withhold federal income taxes on all distributions unless the eligible recipients elect not to have any amounts withheld and properly notify us of that election.

The taxable portion of a distribution is treated as ordinary income and is taxed at ordinary income tax rates. In addition, you may be subject to a tax penalty of 10% on the taxable portion of a distribution unless it is:

(1)          on or after the date on which the taxpayer attains age 59½;

(2)          as a result of the owner’s death;

(3)          part of a series of substantially equal periodic payments (paid at least annually) for the life (or life expectancy) of the taxpayer or joint lives (or joint life expectancies) of the taxpayer and beneficiary;

(4)          a result of the taxpayer becoming disabled within the meaning of Code Section 72(m)(7);

(5)          from certain qualified plans (note, however, other penalties may apply);

(6)          under a qualified funding asset (as defined in Section 130(d) of the Code);

(7)          purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service;

(8)          under an immediate annuity as defined in Code Section 72(u)(4);

(9)          for the purchase of a first home (distribution up to $10,000);

(10)    for certain higher education expenses; or

(11)    to cover certain deductible medical expenses, or to cover health insurance premiums if you are unemployed.

Please note that item (8) applies to nonqualified contracts only, and items (9), (10) and (11) apply to IRAs only.

Any withdrawal provisions of your contract will also apply. See “Withdrawals” in Part 5.

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The IRS will treat all annuity contracts issued by National Integrity or its affiliates to one Annuitant during any calendar year as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.

Distribution-at-Death Rules

Under Section 72(s) of the Code, to be treated as an annuity, a contract must provide the following distribution rules:  (a) if any owner dies on or after the Retirement Date and before the entire interest in the contract has been distributed, then the rest of that annuity must be distributed at least as quickly as the method in effect when the owner died; and (b) if any owner dies before the Retirement Date, the entire interest in the contract must be distributed within five years. However, any interest that is payable to a beneficiary may be payable over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary, so long as distributions begin within one year after the owner’s death.

If the sole beneficiary is the owner’s spouse, the contract (along with the deferred tax status) may be continued in the spouse’s name as the owner.

Spousal Continuation

Upon the death of a spouse, the Internal Revenue Code allows a surviving spouse to continue the annuity contract. The contract must be structured properly with the owner and annuitant being the same person, no contingent annuitant named and the spouse listed as the owner’s and the annuitant’s sole beneficiary. We will increase the continued contract’s Account Value to the same amount that would have been paid to the surviving spouse had they taken a lump sum distribution. This increase will be added to the Fixed and Variable Account Options you have selected on a pro-rata basis. For example, if the Account Value at death was $100,000, but we would have paid out a Death Benefit of $115,000, the surviving spouse’s contract will continue with a $115,000 Account Value. The surviving spouse continues the contract with its tax deferred earnings and may exercise all rights and privileges under the contract. When the surviving spouse dies, the Death Benefit will be paid to the surviving spouse’s beneficiary.

We waive any withdrawal charges applicable to full or partial withdrawals made after the spousal continuation is elected for both the existing value and any new contributions. Certain Investment Options or administrative programs, including but not limited to the STO, GRO Guarantee Periods or any discontinued Variable Account Options, may not be available on the continued contract. We reserve the right at any time to make changes to continued contracts that are permitted by law.

Diversification Standards

National Integrity manages the investments in the annuities under Section 817(h) of the Code to ensure that they will be taxed as described above.

Tax-Favored Retirement Programs

An owner can use this annuity with certain types of retirement plans that receive favorable tax treatment under the Code. Numerous tax rules apply to the participants in qualified plans and to the contracts used in connection with those qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, we do not offer loans through annuity contracts even if the qualified plan does. Special rules also apply to the time at which distributions must begin and the form in which the distributions must be paid. The Statement of Additional Information contains general information about the use of contracts with the various types of qualified plans.

Inherited IRAs

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This contract may be issued as an inherited IRA. This occurs if, after the death of the owner of an IRA, the named beneficiary directs that the IRA death proceeds be transferred to a new contract issued and titled as an inherited IRA. The named beneficiary of the original IRA contract will become the owner under the inherited IRA and may generally exercise all rights under the inherited IRA contract, including the right to name his or her own beneficiary in the event of death.

Special tax rules apply to an inherited IRA. The tax law does not permit additional premiums to be contributed to an inherited IRA contract. Also, in order to avoid certain income tax penalties, a minimum required distribution (“MRD”) must be withdrawn each year from an inherited IRA. The first MRD must be taken on or before December 31 of the calendar year following the year of the original IRA owner’s death. The tax penalty equals 50% of the excess of the MRD amount over the amounts, if any, actually withdrawn from the inherited IRA during the calendar year.

Annuities in Qualified Plans

Other investment vehicles, such as IRAs and employer sponsored 401(k) plans, also may provide you with tax-deferred growth and other tax advantages. For most investors, it will be advantageous to make maximum allowable contributions to IRAs and 401(k) plans before investing in a variable annuity. In addition, if you are investing in a variable annuity through a tax-advantaged retirement plan (such as a 401(k) or IRA), you will get no additional tax advantage from the variable annuity. Under these circumstances, consider buying a variable annuity only if it makes sense because of the annuity’s other features, such as lifetime income payments and death benefit protection.

This contract has enhanced Death Benefits. The IRS has not ruled whether an enhanced death benefit could be characterized as life insurance, the amount of which is limited in a code section 401(a), 403(b) or IRA plan. An employer or qualified plan administrator may want to consult their tax or legal advisor regarding such limitations before using an annuity with an enhanced death benefit in one of these plans.

Federal and State Income Tax Withholding

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.

Impact of Taxes on the Company

The contracts allow National Integrity to charge the Separate Account for taxes. The Company can also set up reserves for taxes.

Transfers Among Investment Options

There won’t be any tax liability if you transfer any part of the Account Value among the Investment Options of your contract.

Part 9 - ADDITIONAL INFORMATION

Systematic Withdrawal Program

We offer a program that allows you to pre-authorize periodic withdrawals from your contract prior to your Retirement Date. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. If you do not select how often you want to receive withdrawals, we will make them on a monthly basis. You may specify a dollar amount for each withdrawal, an annual percentage to be withdrawn, or elect the Free Withdrawal amount be used. The minimum Systematic Withdrawal currently is $100. Residents of certain

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states may be required to keep a specific minimum account balance. You may also specify an account for direct deposit of your Systematic Withdrawals. To enroll in our Systematic Withdrawal Program, send the appropriate form to our Administrative Office. You may terminate your participation in the program upon one day’s prior written notice, and we may terminate or change the Systematic Withdrawal Program at any time. If on any withdrawal date you don’t have enough Account Value to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended.

If you elect the annual Free Withdrawal amount be withdrawn under the Systematic Withdrawal Program, we won’t deduct a contingent withdrawal charge or make a Market Value Adjustment. See “Contingent Withdrawal Charge” in Part 4. Amounts withdrawn under the Systematic Withdrawal Program in excess of the Free Withdrawal amount will be subject to a contingent withdrawal charge and a Market Value Adjustment if applicable. Withdrawals will be subject to income taxation and may also be subject to the 10% federal tax penalty for early withdrawal. See Part 8, “Tax Aspects of the Contract.”

Income Plus Withdrawal Program

We offer an Income Plus Withdrawal Program that allows you to pre-authorize equal periodic withdrawals, based on your life expectancy, from your contract before you reach age 59½. You won’t have to pay any tax penalty for these withdrawals, but they will be subject to ordinary income tax. See “Taxation of Annuities Generally,” in Part 8. Once you begin receiving distributions, they shouldn’t be changed or stopped until the later of:

•                       the date you reach age 59½; or

•                       five years from the date of the first distribution.

If you change or stop the distribution or take an additional withdrawal, you may have to pay a 10% penalty tax that would have been due on all prior distributions before you reached age 59½ made under the Income Withdrawal Plus Program, plus interest.

You can choose the Income Plus Withdrawal Program at any time before you reach age 59½. You can elect this option by sending the election form to our Administrative Office. You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. We’ll calculate the amount of the distribution under a method you select, subject to a minimum, which is currently $100. You must also specify an account for direct deposit of your withdrawals.

To enroll in our Income Plus Withdrawal Program, send the appropriate form to our Administrative Office. You may end your participation in the program upon seven Business Days’ prior written notice, and we may terminate or change the Income Plus Withdrawal Program at any time. If on any withdrawal date you don’t have enough Account Value to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will end. This program isn’t available in connection with the Systematic Withdrawal Program, Dollar Cost Averaging, Systematic Transfer Option or the Customized Asset Rebalancing Program.

If you haven’t used up your Free Withdrawals in any given Contract Year, amounts you withdraw under the Income Plus Withdrawal Program may be within the free withdrawal amount. If they are, no contingent withdrawal charge will be taken and no Market Value Adjustment will be made. See “Contingent Withdrawal Charge” in Part 4.

Amounts withdrawn under the Income Plus Withdrawal Program in excess of the Free Withdrawal amount will be subject to a contingent withdrawal charge and a Market Value Adjustment if applicable.

Choices Plus Minimum Required Distribution Program

We offer a Choices Plus Minimum Required Distribution Program that allows you to pre-authorize withdrawals

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from your contract after you attain age 70½. Section 401(a)(9)(A) of the Code states that minimum required distributions from an IRA must begin on or before April 1st of the year following the year in which the IRA owner turns 70½. You won’t have to pay any tax penalty for these withdrawals, but they are subject to ordinary income tax. See “Taxation of Annuities Generally” in Part 8.

You can choose the Choices Plus Program any time if you’re age 70½ or older. You can elect this option by sending the election form to our Administrative Office. You can choose to have withdrawals made monthly, quarterly, semiannually, or annually and can specify the day of the month (other than the 29th, 30th, or 31st) on which the withdrawal is made. We’ll calculate the amount of the distribution using current IRS guidance. Withdrawals of Account Value that are made as part of the Choices Plus program are not subject to contingent withdrawal charges or Market Value Adjustments.

This program is open to new contract owners, as well as existing contract owners who are already taking minimum required distributions from their National Integrity IRAs. Payments can be made to you by check or by direct deposit.

Dollar Cost Averaging

Dollar-cost averaging refers to the practice of investing the same amount  in the same investment at regular intervals (like once a month), regardless of market conditions. If you choose to dollar-cost average, the amount you invest is always the same. Thus, you automatically buy more units when the price is low, and fewer when the price is high. Over time, you may reduce the risk of buying units when their cost is highest, although dollar-cost averaging does not assure a profit and it does not protect against investment losses.

We offer a Dollar Cost Averaging Program under which we transfer contributions, which you have allocated to the Money Market Option to one or more other Investment Options on a monthly, quarterly, semi-annual or annual basis. You must tell us how much you want transferred into each Investment Option. The current minimum transfer to each Investment Option is $250. We won’t charge a transfer charge under our Dollar Cost Averaging Program, and these transfers won’t count towards your twelve free transfers.

To enroll in our Dollar Cost Averaging Program, send the appropriate form to our Administrative Office. You may terminate your participation in the program upon one day’s prior written notice, and we may terminate or change the Dollar Cost Averaging Program at any time. If you don’t have enough Account Value in the Money Market Option to transfer to each Investment Option specified, no transfer will be made and your enrollment in the program will end.

Systematic Transfer Program

We also offer a Systematic Transfer Program under which we transfer contributions you have allocated to the STO to one or more other Investment Options on a monthly or quarterly basis. We’ll transfer your STO contributions in approximately equal installments of at least $1,000 over either a six-month or one-year period, depending on the option you select. If you don’t have enough Account Value in the STO to transfer to each Investment Option specified, a final transfer will be made on a pro rata basis and your enrollment in the program will be ended. All interest accrued and any Account Value still in the STO at the end of the period during which transfers are scheduled to be made will be transferred at the end of that period on a pro rata basis to the Investment Options you chose for this program. There is no charge for transfers under this program, and these transfers won’t count towards the twelve free transfers you may make in a Contract Year. You cannot transfer Account Value into the STO.

To enroll in our Systematic Transfer Program, send the appropriate form to our Administrative Office. We can end the Systematic Transfer Program in whole or in part, or restrict contributions to the program. This program may not be currently available in some states.

Customized Asset Rebalancing

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Asset rebalancing allows you to choose a diversified investment mix that is appropriate for your goals and risk tolerance. You may wish to consult with your financial professional when establishing your investment portfolio. Because some of your investments may grow faster than others, your asset allocation may shift from your preferred mix. Asset rebalancing periodically resets your investments to your original allocations, ensuring that your asset mix stays in line with your investment strategy.

We offer a Customized Asset Rebalancing Program that allows you to determine how often rebalancing occurs. You can choose to rebalance monthly, quarterly, semi-annually or annually. The value in the Variable Account Options will automatically be rebalanced by transfers among your  Variable Account Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you have current contribution allocations. We won’t charge a transfer charge for transfers under our Customized Asset Rebalancing Program, and they won’t count towards your twelve free transfers.

Fixed Accounts aren’t included in the Customized Asset Rebalancing Program. We do not recommend use of the Customized Asset Rebalancing program if you have chosen to participate in an asset allocation model as described above.

To enroll in our Customized Asset Rebalancing Program, send the appropriate form to our Administrative Office. You should be aware that other allocation programs, such as Dollar Cost Averaging, as well as transfers and withdrawals that you make, may not work with the Customized Asset Rebalancing Program. You should, therefore, monitor your use of other programs, transfers, and withdrawals while the Customized Asset Rebalancing Program is in effect. You may terminate your participation in the program upon one day’s prior written notice, and we may end or change the Customized Asset Rebalancing Program at any time.

Systematic Contributions

We offer a program for systematic contributions that allows you to pre-authorize monthly, quarterly, or semi-annual withdrawals from your checking account to make your contributions. To enroll in this program, send the appropriate form to our Administrative Office. You or we may end your participation in the program with 30 days’ prior written notice. We may end your participation if your bank declines to make any payment. The minimum amount for systematic contributions is $100 per month.

Legal Proceedings

National Integrity is a party to litigation and arbitration proceedings in the ordinary course of its business. None of these matters is expected to have a material adverse effect on National Integrity.

Table of Contents of Statement of Additional Information

Part 1 - National Integrity and Custodian
Part 2 - Distribution of the Contract
Part 3 - Intentionally Omitted
Part 4 - Performance Information
Part 5 - Determination of Accumulation Unit Values
Part 6 — Distributions Under Tax-Favored Retirement Programs
Part 7 - Financial Statements

If you would like to receive a copy of the Statement of Additional Information, please write:

Administrative Office
National Integrity Life Insurance Company
15 Matthews Street #200
Goshen, New York 10924 ATTN: Request for SAI of Separate Account II (Pinnacle IV)

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Part 10 - PRIOR CONTRACTS

Death Benefit Information for Contracts Issued Before January 1, 1997

This section shows the Death Benefit information for contracts issued before January 1, 1997. It may be different from other provisions in this prospectus. For contracts issued before 1997, the following provisions apply:

For contracts issued before January 1, 1995, the amount of the death benefit is the greatest of:

•                  your Account Value

•                  the Account Value at the beginning of the seventh Contract Year, plus subsequent contributions and minus subsequent withdrawals

•                  your total contributions less the sum of withdrawals

•                  for Annuitants younger than 70 years old on the birthday nearest the date on which their contract was issued, an enhanced minimum death benefit, explained below.

For contracts issued on or after January 1, 1995, the amount of the death benefit is the greatest of:

•                  your Account Value

•                  the highest Account Value at the beginning of any Contract Year, plus subsequent contributions and minus subsequent withdrawals

•                  your total contributions less the sum of withdrawals

The enhanced minimum death benefit is the same as the guaranteed death benefit, except that the guaranteed death benefit may not exceed the maximum guaranteed death benefit. The guaranteed death benefit on your Participation Date is your initial contribution. After that, every month we recalculate that portion of your guaranteed death benefit allocated to the Separate Account by adding interest at an annual rate of 7% until the contract anniversary nearest your 70th birthday, subject to the maximum. We subtract from that the sum of any withdrawals or transfers from the Separate Account during the month and a pro rata amount of the interest accumulated that applies to the withdrawn or transferred amount. Therefore, your guaranteed death benefit at any time, subject to the maximum, is the sum of (1) your Guarantee Period Values, and (2) your Separate Account contributions, including the amount of interest calculated on your Separate Account values for purposes of determining the guaranteed death benefit, less any withdrawals or transfers and less the interest calculated on a pro rata basis on those withdrawals or transfers. Your maximum guaranteed death benefit is determined by totaling your contributions during your first five participation years, subtracting all withdrawals, taking into consideration any Market Value Adjustments made under the contract, multiplying the result by two, and then adding that to your total contributions made after the first five participation years.

Reduction in Charges

If your contract was issued on or after January 1, 1995, but before January 1, 1997, the effective annual rate of mortality, expense and administrative charges will reduce to 1.10% after your contract has been in effect for six years.

Contingent Withdrawal Charge

For contracts issued before February 15, 1997 the following rules apply even if they are different from other provisions in this prospectus:

There is a withdrawal charge of up to 7% on all contributions withdrawn. As shown below, this charge varies, depending upon the “age” of the contributions included in the withdrawal, that is, how long ago you made your contributions. The maximum percentage of 7% would apply if the entire amount of the withdrawal consisted of contributions made during your current contribution year. No withdrawal charge applies when you withdraw

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contributions made earlier than your fifth prior contribution year. For purposes of calculating the withdrawal charge, (1) the oldest contributions will be treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount won’t be considered a withdrawal of any contributions. For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment and any applicable withdrawal charge, so that the net amount you receive will be the amount requested.

No charge will be applied to your partial withdrawals that don’t exceed the free withdrawal amount in any Contract Year. On any Business Day, the free withdrawal amount is the greater of (i) 10% of your Account Value and (ii) any investment gain during the prior Contract Year, less withdrawals during the current Contract Year. Investment gain is calculated as the increase in the Account Value during the prior Contract Year, minus contributions during that year, plus withdrawals made during that year. We’ll deduct contingent withdrawal charges for any partial withdrawal amount that is over the free withdrawal amount. The contingent withdrawal charge is a sales charge to help pay our costs of selling and promoting the contract. We don’t expect revenues from contingent withdrawal charges to cover all of those costs. Any shortfall will be made up from our General Account assets, which may include profits from other charges under the contract.

Number of Full Years	Charge as a % of the
From the Date of Contribution	Contribution Withdrawn
0	7%
1	6
2	5
3	4
4	3
5	2
6+	0

We won’t deduct a contingent withdrawal charge if the Annuitant uses the withdrawal to buy from us either an immediate annuity benefit with life contingencies or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won’t deduct a charge if the Annuitant dies and the withdrawal is made by the Annuitant’s beneficiary.

The minimum withdrawal permitted is $300.

Hardship Waivers

Hardship Waivers aren’t available.

Total Separate Account Annual Expenses for Contracts Issued before February 25, 2002

For contracts before February 25, 2002, and for contracts issued in certain states after that date, Total Separate Account Annual Expenses are 1.35%. Please check your contract if you are uncertain about the applicability of this section to your contract.

Death Benefit Information for Contracts Issued after January 1, 1997 & before February 25, 2002

For contracts issued after January 1, 1997 and before February 25, 2002, the following rules apply in most states even if they are different from other provisions in this prospectus. Please check your contract if you are uncertain about the applicability of this section to your contract.

We’ll pay a death benefit to the Annuitant’s surviving beneficiary (or beneficiaries, in equal shares) if the Annuitant dies before annuity payments have started. If the Annuitant dies at or over age 90 (or after the contract’s 10th anniversary date, if later), the death benefit is the Account Value at the end of the Business Day

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when we receive proof of death. Similarly, if the contract was issued on or after the Annuitant’s 86th birthday, the death benefit is the Account Value at the end of the Business Day when we receive proof of death.

For contracts issued before the Annuitant’s 86th birthday, if the Annuitant dies before age 90 (or the contract’s 10th anniversary date, if later) and before annuity payments have started, the death benefit is the highest of:

(a)                    your highest Account Value on any contract anniversary (before age 81), plus subsequent contributions and minus subsequent withdrawals (after being adjusted for associated charges and adjustments);

(b)                   total contributions, minus subsequent withdrawals (after being adjusted for associated charges and adjustments); or

(c)                    your current Account Value.

The reductions in death benefit described in (a) and (b) above for subsequent withdrawals will be calculated on a pro rata basis with respect to Account Value at the time of withdrawal. We’ll also adjust the death benefit for any applicable Market Value Adjustments and/or charges.

Free Withdrawals for Contracts Issued before February 25, 2002

For contracts issued prior to February 25, 2002, you may withdraw up to 10% of your Account Value each Contract Year with no withdrawal charges. After the first 10% within a Contract Year, there will be a charge for any withdrawals you make, based upon the length of time your money has been in your account.

Six Month Systematic Transfer Program for Contracts Issued before February 25, 2002

The six-month option in the Systematic Transfer Program is not available for contracts issued prior to February 25, 2002.

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Appendix A

Financial Information for Separate Account II (Pinnacle 4 NIL)

The table below shows the Unit Value for certain Variable Account Options at inception, the number of Units outstanding at December 31 of each year since inception, and the Unit Value at the beginning and end of each period for contracts issued after February 5, 2002 (Pinnacle IV).

	2005	2004	2003	2002	2001	2000	1999	1998	1997	Inception
Fidelity VIP Asset Manager —Service Class 2
Unit value at beginning of period	$10.36	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.60	$10.36
Number of units outstanding at end of period	23,566	8,300

Fidelity VIP Balanced — Service Class 2
Unit value at beginning of period	$11.58	$11.17	$10.00	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.04	$11.58	$11.17
Number of units outstanding at end of period	83,771	39,472	22,537

Fidelity VIP Contrafund — Service Class 2
Unit value at beginning of period	$13.14	$11.58	$9.17	—	—	—	—	—	—	$10.00
Unit value at end of period	$15.11	$13.14	$11.58	$9.17
Number of units outstanding at end of period	611,711	392,106	162,353	29,817

Fidelity VIP Dynamic Cap App — Service Class 2
Unit value at beginning of period	$11.42	$11.44	$9.30	—	—	—	—	—	—	$10.00
Unit value at end of period	$13.59	$11.42	$11.44	$9.30
Number of units outstanding at end of period	14,034	512	—	—

Fidelity VIP Equity-Income — Service Class 2
Unit value at beginning of period	$11.99	$10.94	$8.54	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.48	$11.99	$10.94	$8.54
Number of units outstanding at end of period	294,419	235,048	136,490	62,743

Fidelity VIP Growth — Service Class 2
Unit value at beginning of period	$9.81	$9.65	$7.39	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.20	$9.81	$9.65	$7.39
Number of units outstanding at end of period	155,060	160,252	121,509	33,519

Fidelity VIP Growth & Income — Service Class 2
Unit value at beginning of period	$11.03	$10.61	$8.72	—	—	—	—	—	—	$10.00
Unit value at end of period	$11.68	$11.03	$10.61	$8.72
Number of units outstanding at end of period	207,951	184,650	139,883	51,163

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	2005	2004	2003	2002	2001	2000	1999	1998	1997	Inception
Fidelity VIP Growth Opportunities- Service Class 2
Unit value at beginning of period	$10.95	$10.40	$8.15	—	—	—	—	—	—	$10.00
Unit value at end of period	$11.73	$10.95	$10.40	$8.15
Number of units outstanding at end of period	31,145	18,141	9,616	4,731
Fidelity VIP High Income — Service Class 2
Unit value at beginning of period	$12.38	$11.49	$10.00	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.48	$12.38	$11.49
Number of units outstanding at end of period	50,958	43,607	32,994
Fidelity VIP Investment Grade Bond — Service Class 2
Unit value at beginning of period	$10.32	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.36	$10.32
Number of units outstanding at end of period	121,402	28,316
Fidelity VIP Mid Cap — Service Class 2
Unit value at beginning of period	$15.18	$12.35	$9.07	—	—	—	—	—	—	$10.00
Unit value at end of period	$17.65	$15.18	$12.35	$9.07
Number of units outstanding at end of period	196,879	145,702	64,435	18,378
Fidelity VIP Overseas — Service Class 2
Unit value at beginning of period	$11.06	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.95	$11.06
Number of units outstanding at end of period	19,520	6,653
Franklin Growth & Income Securities — Service Class 2
Unit value at beginning of period	$12.93	$11.87	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$13.20	$12.93	$11.87
Number of units outstanding at end of period	147,026	107,537	48,722
Franklin Income Securities — Class 2
Unit value at beginning of period	$14.15	$12.61	$10.00	—	—	—	—	—	—	$10.00
Unit value at end of period	$14.17	$14.15	$12.61
Number of units outstanding at end of period	427,356	288,840	113,633
Franklin Large Cap Growth Securities — Class 2
Unit value at beginning of period	$12.71	$11.95	$10.00	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.66	$12.71	$11.95
Number of units outstanding at end of period	134,775	113,231	19,502

P4N-52

	2005	2004	2003	2002	2001	2000	1999	1998	1997	Inception
Franklin Mutual Shares Securities — Class 2
Unit value at beginning of period	$13.48	$12.15	$10.00	—	—	—	—	—	—	$10.00
Unit value at end of period	$14.69	$13.48	$12.15
Number of units outstanding at end of period	264,972	181,746	48,713
Templeton Foreign Securities — Class 2
Unit value at beginning of period	$14.80	$12.67	$10.00	—	—	—	—	—	—	$10.00
Unit value at end of period	$16.07	$14.80	$12.67
Number of units outstanding at end of period	150,048	80,583	22,947
Templeton Growth Securities — Class 2
Unit value at beginning of period	$14.30	$12.50	$10.00	—	—	—	—	—	—	$10.00
Unit value at end of period	$15.34	$14.30	$12.50
Number of units outstanding at end of period	125,585	75,868	16,618
J.P. Morgan Bond
Unit value at beginning of period	$11.15	$10.85	$10.62	—	—	—	—	—	—	$10.00
Unit value at end of period	$11.30	$11.15	$10.85	$10.62
Number of units outstanding at end of period	324,152	272,205	216,262	125,596
J.P. Morgan International Equity
Unit value at beginning of period	$13.24	$11.35	$8.70	—	—	—	—	—	—	$10.00
Unit value at end of period	$14.44	$13.24	$11.35	$8.70
Number of units outstanding at end of period	81,004	46,775	8,309	1,775
J.P. Morgan Mid Cap Value
Unit value at beginning of period	$14.01	$11.75	$9.20	—	—	—	—	—	—	$10.00
Unit value at end of period	$15.08	$14.01	$11.75
Number of units outstanding at end of period	193,870	139,872	52,177
MFS VIT Capital Opportunities — Service Class
Unit value at beginning of period	$10.56	$9.56	$7.63	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.56	$10.56	$9.56	$7.63
Number of units outstanding at end of period	45,499	44,527	6,030	1,755
MFS VIT Emerging Growth — Service Class
Unit value at beginning of period	$10.58	$9.52	$7.44	—	—	—	—	—	—	$10.00
Unit value at end of period	$11.35	$10.58	$9.52	$7.44
Number of units outstanding at end of period	33,021	31,653	31,192	1,311
MFS VIT Investors Growth Stock — Service Class
Unit value at beginning of period	$10.06	$9.37	$7.76	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.34	$10.06	$9.37	$7.76
Number of units outstanding at end of period	4,665	3,827	4,116	2,283

P4N-53

	2005	2004	2003	2002	2001	2000	1999	1998	1997	Inception
MFS VIT Mid Cap Growth — Service Class
Unit value at beginning of period	$10.02	$8.89	$6.60	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.16	$10.02	$8.89	$6.60
Number of units outstanding at end of period	210,789	179,469	112,896	45,969
MFS VIT New Discovery — Service Class
Unit value at beginning of period	$10.26	$9.80	$7.45	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.62	$10.26	$9.80	$7.45
Number of units outstanding at end of period	16,667	15,940	19,480	1,387
MFS VIT Total Return — Service Class
Unit value at beginning of period	$11.88	$10.86	$9.50	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.02	$11.88	$10.86
Number of units outstanding at end of period	283,778	232,667	113,598
Putnam VT Discovery Growth — Class 1 B
Unit value at beginning of period	$10.62	$10.01	$7.70	—	—	—	—	—	—	$10.00
Unit value at end of period	$11.22	$10.62	$10.01	$7.70
Number of units outstanding at end of period	10,098	7,443	2,686	141
Putnam VT The George Putnam Fund — Class 1 B
Unit value at beginning of period	$11.93	$11.19	$10.00	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.23	$11.93	$11.19
Number of units outstanding at end of period	38,977	32,977	14,650
Putnam VT Growth and Income Fund — Class 1 B
Unit value at beginning of period	$11.58	$10.58	$8.42	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.01	$11.58	$10.58	$8.42
Number of units outstanding at end of period	83,420	74,687	43,399	17,824
Putnam VT International Equity — Class 1 B
Unit value at beginning of period	$12.58	$10.98	$8.67	—	—	—	—	—	—	$10.00
Unit value at end of period	$13.91	$12.58	$10.98	$8.67
Number of units outstanding at end of period	81,031	62,603	17,196	10,696
Putnam VT Small Cap Value — Class 1 B
Unit value at beginning of period	$15.39	$12.37	$8.39	—	—	—	—	—	—	$10.00
Unit value at end of period	$16.23	$15.39	$12.37	$8.39
Number of units outstanding at end of period	99,347	84,236	60,006	18,186
Putnam VT Voyager — Class 1 B
Unit value at beginning of period	$12.17	$11.76	$10.00	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.67	$12.17	$11.76
Number of units outstanding at end of period	13,179	11,675	3,342

P4N-54

	2005	2004	2003	2002	2001	2000	1999	1998	1997	Inception
Scudder EAFE Equity Index — Class B
Unit value at beginning of period	$11.93	$10.20	$7.78	—	—	—	—	—	—	$10.00
Unit value at end of period	$11.95	$11.93	$10.20	$7.78
Number of units outstanding at end of period	0	59,983	8,952	2,675
Scudder EAFE Equity Index — Class A
Unit value at beginning of period	$12.94	$11.03	$8.39	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.99	$12.94	$11.03	$8.39
Number of units outstanding at end of period	0	8,371	4,430	4,439
Scudder Equity 500 Index — Class A
Unit value at beginning of period	$11.18	$10.25	$8.12	—	—	—	—	—	—	$10.00
Unit value at end of period	$11.53	$11.18	$10.25	$8.12
Number of units outstanding at end of period	50,496	51,445	61,378	58,579
Scudder Equity 500 Index — Class B
Unit value at beginning of period	$11.44	$10.52	$8.35	—	—	—	—	—	—	$10.00
Unit value at end of period	$11.77	$11.44	$10.52	$8.35
Number of units outstanding at end of period	446,037	342,763	152,789	37,427
Scudder Small Cap Index — Class A
Unit value at beginning of period	$13.94	$12.01	$8.32	—	—	—	—	—	—	$10.00
Unit value at end of period	$14.32	$13.94	$12.01	$8.32
Number of units outstanding at end of period	4,925	4,362	6,706	5,115
Scudder Small Cap Index — Class B
Unit value at beginning of period	$12.68	$10.96	$7.61	—	$10.68	$11.27	$9.50	$9.85	—	$10.00
Unit value at end of period	$13.00	$12.68	$10.96	$7.61	$10.76	$10.68	$11.27	$9.50	$9.85
Number of units outstanding at end of period	55,664	51,635	39,222	3,657	782,042	549,540	459,505	373,914	42,210
Touchstone Aggressive ETF Fund
Unit value at beginning of period	$10.27	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.59	10.27
Number of units outstanding at end of period	169,045	—
Touchstone Balanced
Unit value at beginning of period	$11.95	$11.07	$9.24	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.56	$11.95	$11.07	$9.24
Number of units outstanding at end of period	151,539	115,549	15,665	1,332
Touchstone Baron Small Cap Value
Unit value at beginning of period	$14.70	$11.67	$8.87	—	—	—	—	—	—	$10.00
Unit value at end of period	$15.60	$14.70	$11.67	$8.87
Number of units outstanding at end of period	181,412	129,704	70,981	26,285

P4N-55

	2005	2004	2003	2002	2001	2000	1999	1998	1997	Inception
Touchstone Conservative ETF Fund
Unit value at beginning of period	$10.16	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.34	$10.16
Number of units outstanding at end of period	87,758	—
Touchstone Core Bond
Unit value at beginning of period	$10.87	$10.68	$10.47	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.89	$10.87	$10.68	$10.47
Number of units outstanding at end of period	80,197	53,062	47,852	6,674
Touchstone Eagle Cap App
Unit value at beginning of period	$10.63	$9.38	$7.20	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.48	$10.63	$9.38	$7.20
Number of units outstanding at end of period	76,002	55,225	40,232	10,061
Touchstone Emerging Growth[1]
Unit value at beginning of period	$12.29	$11.13	$7.67	—	—	—	—	—	—	$10.00
Unit value at end of period	$13.97	$12.29	$11.13	$7.67
Number of units outstanding at end of period	101,255	72,518	6,112	1,586
Touchstone Enhanced Dividend 30
Unit value at beginning of period	$11.01	$10.62	$8.17	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.52	$11.01	$10.62	$8.17
Number of units outstanding at end of period	43,234	16,401	1,006	181
Touchstone Enhanced ETF Fund
Unit value at beginning of period	$10.50	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.97	$10.50	—	—	—	—	—	—	—
Number of units outstanding at end of period	112,671	—	—	—	—	—	—	—	—
Touchstone Growth & Income
Unit value at beginning of period	$11.72	$10.81	$8.25	—	—	—	—	—	—	$10.00
Unit value at end of period	$11.77	$11.72	$10.81	—
Number of units outstanding at end of period	81,437	52,461	49,743	147
Touchstone High Yield
Unit value at beginning of period	$12.85	$11.90	$9.74	—	—	—	—	—	—	$10.00
Unit value at end of period	$13.08	$12.85	$11.90	$9.74
Number of units outstanding at end of period	176,250	148,381	96,043	20,938
Touchstone Moderate ETF Fund
Unit value at beginning of period	$10.25	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.50	$10.25
Number of units outstanding at end of period	216,106	—

P4N-56

	2005	2004	2003	2002	2001	2000	1999	1998	1997	Inception
Touchstone Money Market
Unit value at beginning of period	$9.94	$9.95	$10.00	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.11	$9.94	$9.95	$10.00
Number of units outstanding at end of period	16,814	17,907	34,745	7,448
Touchstone Money Market — Service Class
Unit value at beginning of period	$9.92	$9.96	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.06	$9.92	9.96
Number of units outstanding at end of period	634,656	466,479	424,215
Touchstone Third Avenue Value
Unit value at beginning of period	$14.24	$11.47	$8.30	—	—	—	—	—	—	$10.00
Unit value at end of period	$16.47	$14.24	$11.47	$8.30
Number of units outstanding at end of period	642,056	468,791	303,659	139,400
Touchstone Value Plus
Unit value at beginning of period	$10.86	$9.97	$7.80	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.93	$10.86	$9.97	$7.80
Number of units outstanding at end of period	101,779	86,463	67,022	—
Van Kampen LIT Comstock — Class 2
Unit value at beginning of period	$14.29	$12.35	$10.00	—	—	—	—	—	—	$10.00
Unit value at end of period	$14.66	$14.29	$12.35
Number of units outstanding at end of period	71,161	42,292	15,850
Van Kampen LIT Emerging Growth — Class 2
Unit value at beginning of period	$12.59	$11.96	$10.00	—	—	—	—	—	—	$10.00
Unit value at end of period	$13.36	$12.59	$11.96
Number of units outstanding at end of period	31,542	28,416	65
Van Kampen UIF Emerging Markets Debt— Class 1
Unit value at beginning of period	$14.15	$13.05	$10.35	—	—	—	—	—	—	$10.00
Unit value at end of period	$15.65	$14.15	$13.05	$10.35
Number of units outstanding at end of period	24,730	17,001	12,207	3,752
Van Kampen UIF Emerging Markets Equity — Class 2
Unit value at beginning of period	$17.42	$14.37	$10.00	—	—	—	—	—	—	$10.00
Unit value at end of period	$22.97	$17.42	$14.37
Number of units outstanding at end of period	32,050	17,386	5,232

P4N-57

	2005	2004	2003	2002	2001	2000	1999	1998	1997	Inception
Van Kampen U.S. Real Estate — Class 1
Unit value at beginning of period	$17.71	$13.18	$9.72	—	—	—	—	—	—	$10.00
Unit value at end of period	$20.44	$17.71	$13.18	$9.72
Number of units outstanding at end of period	162,776	116,399	52,772	17,282

1Portfolio changes its name to Touchstone Mid Cap Growth effective 5-1-06.

P4N-58

The table below shows the Unit Value for certain Variable Account Options at inception, the number of Units outstanding at December 31 of each year since inception, and the Unit Value at the beginning and end of each period for contracts issued prior to February 5, 2002 (Pinnacle I, II, and III).

	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996	Inception
Fidelity VIP Asset Manager — Service Class 2
Unit value at beginning of period	$10.37	—	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.62	$10.37
Number of units outstanding at end of period	5,960	—

Fidelity Balanced — Service Class 2
Unit value at beginning of period	$10.50	—	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.93	$10.50
Number of units outstanding at end of period	22,490	11,528

Fidelity VIP Contrafund — Initial Class
Unit value at beginning of period	$16.03	$14.07	$11.10	$12.42	$14.34	$15.57	$12.70	$9.91	—	—	$10.00
Unit value at end of period	$18.49	$16.03	$14.07	$11.10	$12.42	$14.34	$15.57	$12.70	$9.91
Number of units outstanding at end of period	725,674	816,853	811,115	959,586	838,581	1,177,464	1,083,512	636,505	65,551

Fidelity Dynamic Cap Appreciation — Service Class 2
Unit value at beginning of period	$10.66	—	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.69	$10.66
Number of units outstanding at end of period	2,773	—

Fidelity VIP Equity-Income
Unit value at beginning of period	$13.99	$12.72	$9.89	$12.07	$12.88	$12.04	$11.48	$10.42	—	—	$10.00
Unit value at end of period	$14.61	$13.99	$12.72	$9.89	$12.07	$12.88	$12.04	$11.48	$10.42
Number of units outstanding at end of period	388,234	500,012	599,506	594,500	638,843	573,263	859,369	619,502	63,398

Fidelity VIP Growth — Service Class
Unit value at beginning of period	$8.00	$7.85	$8.00	$8.70	$10.73	—	—	—	—	—	$10.00
Unit value at end of period	$8.34	$8.00	$7.85	$8.00	$8.70	$12.22
Number of units outstanding at end of period	286,669	424,170	436,460	424,170	379,277	84,815

Fidelity VIP Growth & Income
Unit value at beginning of period	$12.73	$12.20	$9.99	$12.15	$13.49	$14.19	$13.18	$10.31	—	—	$10.00
Unit value at end of period	$13.52	$12.73	$12.20	$9.99	$12.15	$13.49	$14.19	$13.18	$10.31
Number of units outstanding at end of period	314,666	422,855	479,098	490,306	682,948	645,860	671,165	413,064	19,862

P4N-59

	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996	Inception

Fidelity VIP Growth Opportunities
Unit value at beginning of period	$9.72	$9.19	$7.17	$9.30	$11.02	$13.47	$13.09	$10.65	—	—	$10.00
Unit value at end of period	$10.44	$9.72	$9.19	$7.17	$9.30	$11.02	$13.47	$13.09	$10.65
Number of units outstanding at end of period	200,544	240,469	329,860	295,651	382,018	465,592	483,369	354,838	73,667

Fidelity VIP High Income — Service Class 2
Unit value at beginning of period	$10.75	—	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.85	$10.75
Number of units outstanding at end of period	11,633	4,432

Fidelity VIP Investment Grade Bond Service Class 2
Unit value at beginning of period	$10.33	—	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.38	$10.33
Number of units outstanding at end of period	12,363	2,942

Fidelity VIP Mid Cap — Service Class
Unit value at beginning of period	$24.94	$20.26	$14.83	$16.68	$17.50	$13.28	—	—	—	—	$10.00
Unit value at end of period	$29.08	$24.94	$20.26	$14.83	$16.68	$17.50	$13.28
Number of units outstanding at end of period	373,494	415,015	381,647	454,627	407,327	399,552	66,543

Fidelity VIP Overseas Service Class 2
Unit value at beginning of period	$11.07	—	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.97	$11.07
Number of units outstanding at end of period	15,333	4,999

Franklin Growth & Income Securities — Class 1
Unit value at beginning of period	$13.04	$11.92	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$13.34	$13.04	$11.92
Number of units outstanding at end of period	636,899	780,025	887,435

Franklin Income Securities — Class 1
Unit value at beginning of period	$14.25	$12.66	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$14.32	$14.25	$12.66
Number of units outstanding at end of period	1,288,230	1,478,736	1,632,740

Franklin Large Cap Growth Securities- Class 2
Unit value at beginning of period	$12.74	$11.96	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.70	$12.74	$11.96
Number of units outstanding at end of period	38,169	34,134	12,440

P4N-60

	2005	2004	2003	2002	2001	2000	1999	1998	1997		1996	Inception

Franklin Mutual Shares Securities — Class 2
Unit value at beginning of period	$13.51	$12.16	—	—	—	—	—	—	—		—	$10.00
Unit value at end of period	$14.73	$13.51	$12.16
Number of units outstanding at end of period	105,416	103,856	107,617

J.P. Morgan Bond
Unit value at beginning of period	$13.73	$13.35	$13.04	$12.15	$11.52	$10.57	$10.82	$10.16	—		—	$10.00
Unit value at end of period	$13.93	$13.73	$13.35	$13.04	$12.15	$11.52	$10.57	$10.82	-$10.1	6
Number of units outstanding at end of period	452,145	519,943	657,087	952,791	693,059	496,108	527,600	309,949	158,477

J.P. Morgan International Equity
Unit value at beginning of period	$11.56	$9.90	$7.58	$9.40	$11.79	$14.20	$10.53	$10.19	—		—	$10.00
Unit value at end of period	$12.63	$11.56	$9.90	$7.58	$9.40	$11.79	$14.20	$10.53	$10.19
Number of units outstanding at end of period	96,701	92,229	61,611	107,728	60,032	52,152	59,953	21,124	5,359

J.P. Morgan Mid Cap Value
Unit value at beginning of period	$11.50	—	—	—	—	—	—	—	—		—	$10.00
Unit value at end of period	$12.39	$11.50
Number of units outstanding at end of period	47,708	4,884

MFS Capital Opportunities — Service Class
Unit value at beginning of period	$7.09	$6.41	$5.12	$7.39	$9.82	—	—	—	—		—	$10.00
Unit value at end of period	$7.10	$7.09	$6.41	$5.12	$7.39	$9.82
Number of units outstanding at end of period	121,238	241,400	116,422	125,536	134,085	183,323

MFS Emerging Growth — Service Class
Unit value at beginning of period	$5.76	$5.18	$4.04	$6.20	$9.47	—	—	—	—		—	$10.00
Unit value at end of period	$6.19	$5.76	$5.18	$4.04	$6.20	$9.47
Number of units outstanding at end of period	93,639	125,446	146,890	158,782	153,934	60,526

MFS Investors Growth Stock — Service Class
Unit value at beginning of period	$10.89	—	—	—	—	—	—	—	—		—	$10.00
Unit value at end of period	$11.20	$10.89
Number of units outstanding at end of period	671	225

MFS Mid Cap Growth — Service Class
Unit value at beginning of period	$7.01	$6.21	$4.61	$8.26	$10.17	—	—	—	—		—	$10.00
Unit value at end of period	$7.11	$7.01	$6.21	$4.61	$8.26	$10.17
Number of units outstanding at end of period	138,807	189,291	205,760	155,466	172,756	153,728

P4N-61

	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996	Inception

MFS New Discovery — Service Class
Unit value at beginning of period	$9.00	$8.59	$6.52	$9.70	$10.38	—	—	—	—	—	$10.00
Unit value at end of period	$9.32	$9.00	$8.59	$6.52	$9.70	$10.38
Number of units outstanding at end of period	80,789	90,665	125,831	119,046	133,573	80,482

MFS Total Return — Service Class
Unit value at beginning of period	$10.93	—	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$11.06	$10.93
Number of units outstanding at end of period	13,887	1,827

Putnam VT Discovery Growth — Class 1B Shares
Unit value at beginning of period	$11.34	$10.69	$8.21	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.00	$11.34	$10.69	$8.21
Number of units outstanding at end of period	6,075	8,589	13,858	14,617

Putnam VT The George Putnam Fund of Boston — Class 1B Shares
Unit value at beginning of period	$11.95	$11.20	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.26	$11.95	$11.20
Number of units outstanding at end of period	6,640	7,488	4,811

Putnam VT Growth and Income- Class 1B Shares
Unit value at beginning of period	$11.71	$10.68	$8.50	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.16	$11.71	$10.68	$8.50
Number of units outstanding at end of period	30,212	25,126	45,612	47,964

Putnam VT International Equity — Class 1B Shares
Unit value at beginning of period	$11.44	$9.98	$7.87	$9.69	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.66	$11.44	$9.98	$7.87	$9.69
Number of units outstanding at end of period	67,730	63,961	95,774	89,349	6,170

Putnam VT Small Cap Value- Class 1B Shares
Unit value at beginning of period	$14.99	$12.04	$8.15	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$15.82	$14.99	$12.04	$8.15
Number of units outstanding at end of period	185,915	181,366	156,862	113,336

Putnam VT Voyager — Class 1B Shares
Unit value at beginning of period	$12.19	$11.77	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.71	$12.19	$11.77
Number of units outstanding at end of period	4,023	4,744	6,577

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	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996	Inception

Scudder VIT EAFE Equity Index — Class A
Unit value at beginning of period	$10.90	$9.28	$7.05	$9.12	$12.27	$14.93	$11.86	$9.88	$9.88	—	$10.00
Unit value at end of period	$10.95	$10.90	$9.28	$7.05	$9.12	$12.27	$14.93	$11.86	$11.86	$9.88
Number of units outstanding at end of period	0	846,993	131,357	67,526	70,542	64,507	81,473	75,887	75,887	5,623

Scudder VIT Equity 500 Index- Class A
Unit value at beginning of period	$12.77	$11.70	$9.25	$12.08	$13.94	$15.57	$13.11	$10.32	—	—	$10.00
Unit value at end of period	$13.18	$12.77	$11.70	$9.25	$12.08	$13.94	$15.57	$13.11	$10.32
Number of units outstanding at end of period	672,604	885,365	884,222	1,335,025	1,727,481	1,217,798	1,199,263	631,049	76,431

Scudder VIT Small Cap Index — Class A
Unit value at beginning of period	$14.14	$12.17	$8.43	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$14.55	$14.14	$12.17	$8.43
Number of units outstanding at end of period	202,463	285,314	343,745	588,015

Templeton Foreign Securities — Class 2
Unit value at beginning of period	$14.83	$12.68	—	—	—	—	—	—	—	—	—
Unit value at end of period	$16.12	$14.83	$12.68
Number of units outstanding at end of period	159,133	64,313	10,409

Templeton Growth Securities — Class 2
Unit value at beginning of period	$14.32	$12.51	—	—	—	—	—	—	—	—	—
Unit value at end of period	$15.38	$14.32	$12.51
Number of units outstanding at end of period	70,446	48,541	30,995

Van Kampen LIT Comstock — Class 2
Unit value at beginning of period	$14.32	$12.36	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$14.70	$14.32	$12.36
Number of units outstanding at end of period	37,750	29,227	15,305

Van Kampen LIT Emerging Growth
Unit value at beginning of period	$12.61	$11.98	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$13.40	$12.61	$11.98
Number of units outstanding at end of period	5,536	5,256	3,098

Van Kampen UIF Emerging Markets Equity — Class 2
Unit value at beginning of period	$17.46	$14.39	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$23.04	$17.46	$14.39
Number of units outstanding at end of period	59,837	51,580	39,905

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	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996	Inception

Van Kampen UIF Emerging Markets Debt
Unit value at beginning of period	$17.29	$15.92	$12.62	$11.72	$10.79	$9.82	$7.69	$10.88	—	—	$10.00
Unit value at end of period	$19.15	$17.29	$15.92	$12.62	$11.72	$10.79	$9.82	$7.69	$10.88
Number of units outstanding at end of period	47,256	54,410	66,838	77,923	48,775	72,869	43,093	55,295	92,322

Van Kampen UIF U.S. Real Estate
Unit value at beginning of period	$21.90	$16.27	$12.00	$12.26	$11.31	$8.87	$9.13	$10.38	—	—	$10.00
Unit value at end of period	$25.29	$21.90	$16.27	$12.00	$12.26	$11.31	$8.87	$9.13	$10.38
Number of units outstanding at end of period	120,343	153,612	159,787	255,494	103,226	90,292	88,783	89,471	8,831

Touchstone Balanced
Unit value at beginning of period	$11.99	$11.08	$9.24	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$12.61	$11.99	$11.08	$9.24
Number of units outstanding at end of period	104,246	119,891	30,644	45,394

Touchstone Baron Small Cap
Unit value at beginning of period	$25.56	$20.03	$15.22	$17.95	$17.08	$17.09	$17.78	$18.14	$14.69	—	$10.00
Unit value at end of period	$26.83	$25.26	$20.03	$15.22	$17.95	$17.08	$17.08	$17.78	$18.14
Number of units outstanding at end of period	147,977	178,603	201,994	184,603	228,522	114,758	101,894	172,489	164,970

Touchstone Core Bond
Unit value at beginning of period	$10.90	$10.70	$10.48	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.93	$10.90	$10.70	$10.48
Number of units outstanding at end of period	87,759	80,903	209,363	71,782

Touchstone Eagle Cap Appreciation
Unit value at beginning of period	$19.29	$17.02	$13.04	$19.02	$26.75	$34.97	$26.16	$19.55	$14.71	—	$10.00
Unit value at end of period	$19.05	$19.29	$17.02	$13.04	$19.02	$26.75	$34.97	$26.16	$19.55
Number of units outstanding at end of period	163,337	224,660	241,602	269,353	367,666	412,117	322,755	382,400	404,243

Touchstone Emerging Growth
Unit value at beginning of period	$12.32	$11.15	$7.37	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$14.02	$12.32	$11.15	$7.67
Number of units outstanding at end of period	26,567	19,032	12,900	806

Touchstone Enhanced Dividend 30
Unit value at beginning of period	$11.04	$10.64	$8.18	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.56	$11.04	$10.64	$8.18
Number of units outstanding at end of period	4,490	27,392	1,389	290

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	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996	Inception

Touchstone Growth & Income
Unit value at beginning of period	$11.76	$10.82	$8.26	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$11.81	$11.76	$10.82	$8.26
Number of units outstanding at end of period	27,613	81,368	50,481	2,377

Touchstone High Yield
Unit value at beginning of period	$12.88	$11.92	$9.75	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$13.12	$12.88	$11.92	$9.75
Number of units outstanding at end of period	235,884	312,242	514,000	479,847

Touchstone Money Market
Unit value at beginning of period	$9.97	$9.97	$10.00	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.14	$9.97	$9.97	$10.00
Number of units outstanding at end of period	1,025,705	676,598	1,603,724	207,705

Touchstone Third Avenue Value
Unit value at beginning of period	$41.77	$33.63	$24.31	$29.87	$26.27	$23.95	$27.64	$23.67	$18.39	—	$10.00
Unit value at end of period	$48.38	$41.77	$33.63	$24.31	$29.87	$26.27	$23.95	$27.64	$23.67
Number of units outstanding at end of period	285,033	282,451	319,502	322,772	354,004	210,325	261,851	356,913	288,596

Touchstone Value Plus
Unit value at beginning of period	$10.89	$9.98	$7.80	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.97	$10.89	$9.98	$7.80
Number of units outstanding at end of period	140,327	155,053	186,107	45

Touchstone Aggressive ETF
Unit value at beginning of period	$10.27	—	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.60	$10.27
Number of units outstanding at end of period	61,457	—

Touchstone Conservative ETF
Unit value at beginning of period	$10.16	—	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.36	$10.16
Number of units outstanding at end of period	19,953	—

Touchstone Enhanced ETF
Unit value at beginning of period	$10.50	—	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.98	$10.50
Number of units outstanding at end of period	308,095	—

Touchstone Moderate ETF
Unit value at beginning of period	$10.25	—	—	—	—	—	—	—	—	—	$10.00
Unit value at end of period	$10.51	$10.25
Number of units outstanding at end of period	66,661	3,506

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Appendix B

ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

Contribution:                        $50,000.00

GRO Account duration:      7 Years

Guaranteed Interest Rate:   5% Annual Effective Rate

The following examples illustrate how the Market Value Adjustment and the contingent withdrawal charge may affect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under “Table of Annual Fees and Expenses” in this Prospectus. In these examples, the withdrawal occurs at the end of the three-year period after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers. Contingent withdrawal charges don’t apply to transfers.

The GRO Value for this $50,000 contribution is $70,355.02 at the expiration of the GRO Account. After three years, the GRO Value is $57,881.25. It is also assumed for these examples that you haven’t made any prior partial withdrawals or transfers.

The Market Value Adjustment will be based on the rate we are crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next lower number of complete months. If we don’t declare a rate for the exact time remaining, we’ll use a formula to find a rate using GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Account. These examples also show the withdrawal charge, which would be calculated separately.

Example of a Downward Market Value Adjustment:

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and that at that time, we’re crediting 6.25% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:

-0.0551589 = [(1 + .05)48/12 / (1 + .0625 + .0025)48/12] - 1

The Market Value Adjustment is a reduction of $3,192.67 from the GRO Value:

-$3,192.67 = -0.0551589 X $57,881.25

The Market Adjusted Value would be:

$54,688.58 = $57,881.25 - $3,192.67

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A withdrawal charge of 5% would be assessed against the $50,000 original contribution:

$2,500.00 = $50,000.00 X .05

Thus, the amount payable on a full withdrawal would be:

$52,188.58 = $57,881.25 - $3,192.67 - $2,500.00

If instead of a full withdrawal, $20,000 was requested, we would first determine the free withdrawal amount:

$8,682.19 = $57,881.25 X .15

Free Amount = $8,682.19

The non-free amount would be:

$11,317.81 = $20,000.00 - $8,682.19

The Market Value Adjustment, which is only applicable to the non-free amount, would be

- $624.28 = -0.0551589 X $11,317.81

The withdrawal charge would be:

$628.53 = [($11,317.81+ $624.28)/(1 - 0.05)] - ($11,317.81+ 624.28)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

$21,252.81 = $20,000.00 + $624.28 + $628.53

The ending Account Value would be:

$36,628.44 = $57,881.25 - $21,252.81

Example of an Upward Market Value Adjustment:

An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we’re crediting 4% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:

.0290890 = [(1 + .05)48/12 / (1 + .04 + ..0025)48/12] - 1

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The Market Value Adjustment is an increase of $1,683.71 to the GRO Value:

$1,683.71 = .0290890 X $57,881.25

The Market Adjusted Value would be:

$59,564.96 = $57,881.25 + $1,683.71

A withdrawal charge of 5% would be assessed against the $50,000 original contribution:

$2,500.00 = $50,000.00 X .05

Thus, the amount payable on a full withdrawal would be:

$57,064.96 = $57,881.25 + $1,683.71 - $2,500.00

If instead of a full withdrawal, $20,000 was requested, the free withdrawal amount and non-free amount would first be determined as above:

Free Amount =    $ 8,682.19

Non-Free Amount =    $11,317.81

The Market Value Adjustment would be:

$329.22 = .0290890 X $11,317.81

The withdrawal charge would be:

$578.35 = [($11,317.31 - $329.22)/(1 - 0.05)] - ($11,317.81 - $329.22)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

$20,249.13 = $20,000.00 - $329.22 + $578.35

The ending Account Value would be:

$37,632.12 = $57,881.25 - $20.249.13

Actual Market Value Adjustments may have a greater or lesser impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also, the Market Value Adjustment can never decrease the Account Value below the Minimum Value. Account values less than $50,000 will be subject to a $30 annual charge.

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The above examples will be adjusted to comply with applicable state regulation requirements for contracts issued in certain states.

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